Exhibit 4.3

SUBSCRIPTION AGREEMENT

ENTERED INTO IN MONTREAL (QUEBEC) AS OF OCTOBER 31, 2011

AMONG:
FONDS DE SOLIDARITE DES TRAVAILLEURS DU QUEBEC (F.T.Q.), a Corporation duly incorporated under An Act to Establish the Fonds de solidarité des travailleurs du Québec (F.T.Q.) (Quebec), having its head office at 545 Cremazie Blvd East, Suite 200, Montreal, Quebec, H2M 2W4, acting through and represented by Dany Pelletier, its Investment Director – Natural Resources and Chemistry, and Danny Gagné, its Portfolio Manager – Natural Resources, duly authorized for the purposes hereof as they so declare;

(hereinafter referred to as the "Fonds")

AND:
MINES RICHMONT INC., a Corporation duly incorporated under the laws of the Province of Québec, having its head office at 161, Avenue Principale, Rouyn-Noranda, Quebec, J9X 4P6, acting through and represented by Martin Rivard, its President and by Nicole Veilleux, its Chief Financial Officer, duly authorized for the purposes hereof as they so declare;

(hereinafter referred to as the "Corporation")

WHEREAS the Fonds wishes to subscribe for common shares of the Corporation, along with warrants, for a total consideration of $9,996,000 (the “Private Placement”);

THEREFORE, THE PARTIES MUTUALLY AGREE AS FOLLOWS:

1.	SUBSCRIPTION

	1.1.	The Fonds hereby subscribes, as principal for its own account:

		1.1.1.	952,000 common shares of the Corporation (the “Shares”) for a total subscription price of $9,996,000; and

1.1.2.

238,000 warrants, each granting the Fonds the right to subscribe for one common share of the Corporation, at a price of $13 per common share, at all times until 5 PM on December 31, 2012 (the “Warrants”), the whole subject to the terms and conditions contained in the Warrants.

1.2.

The Corporation accepts the Fonds’ subscription and agrees to issue the Shares and the Warrants for the consideration specified herein, which consideration is payable on the date hereof (the “Closing Date”) by cheque.

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1.3.

The Corporation acknowledges having received from the Fonds on the Closing Date a cheque payable to the Corporation in the amount of $ 9,996,000 which upon cashing by the Corporation promptly after the closing of the Private Placement will constitute full and final payment of the consideration for the issuance of the Shares and the Warrants.

1.4.

Provided that the cheques being delivered by the Fonds and the Corporation on the Closing Date will not be certified, each of the Fonds and the Corporation represent and warrant that each of the Fonds and the Corporation have sufficient available funds for such cheques to be cashed in full, immediately, following the closing of the Private Placement.

2.	REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

The Corporation represents and warrants as of the date hereof to the Fonds that which is indicated below. The Corporation acknowledges that each of the representations and warranties constitute an essential condition to the subscription by the Fonds. The term “Corporation” means the Corporation and each of its Subsidiaries and Richmont means the Corporation only. “Subsidiaries” means any legal person in which the Corporation holds, directly or indirectly, a sufficient number of shares allowing for election of a majority of the members of the board of directors. The term “knowledge” or references to the “Knowledge of the Corporation” or “Richmont’s Knowledge” means the actual knowledge, after reasonable inquiry of Martin Rivard and Nicole Veilleux.

2.1.	As to the Corporation

2.1.1.

The Corporation is validly in existence. Schedule 2.1.1 attached hereto contains the articles of incorporation and by-laws of Richmont as at the date hereof. The Corporation is duly incorporated and organized and is in compliance with all laws governing its existence. The Corporation is not to its knowledge in default with respect to any material corporate filings or declarations required by such laws.

2.1.2.

Richmont has the capacity and necessary corporate powers to execute this Agreement and other ancillary documents related to the Fonds’ investment (collectively the “Documentation”). All of the corporate procedures required to complete the investment of the Fonds, including without limiting the generality of the foregoing, the required authorizations from the directors of Richmont in compliance with its constating law, have been obtained and all resolutions and/or by-laws have been adopted, authorized or, as the case may be, ratified in order to permit the closing of the investment of the Fonds and execution of the Documentation, such that each agreement and related document becomes an enforceable undertaking which binds Richmont and which can be opposed to Richmont in accordance with its respective terms.

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2.1.3.

Richmont is a reporting issuer complying in all material respects with the requirements of the Securities Act (Québec) and the applicable securities legislation of the provinces of British Columbia, Alberta, Ontario and Québec (collectively the “Applicable Securities Laws”). The issuance of the Shares and the Warrants is not and will not be effected in violation of any provision of the Applicable Securities Laws and the regulations and policies of the exchanges on which its shares are listed (the “Exchanges”) and the other regulatory authorities who have jurisdiction over Richmont. Richmont has no knowledge of any material default or violation of any requirement of the Applicable Securities Laws and of the regulations and policies of the Exchanges; in particular, to the knowledge of Richmont, there is no false or misleading information (as defined in Applicable Securities Laws) which could affect the value or the trading price of the Shares of Richmont, in any document filed by Richmont with applicable regulatory authorities or with an Exchange or otherwise posted on SEDAR (the “Disclosure Documents”). All material changes (as defined in Applicable Securities Laws) relating to the Corporation have been disclosed in the Disclosure Documents.

2.1.4.

There has been no suspension or cease trade order on the common shares of Richmont in the provinces of British Columbia, Alberta, Ontario and Québec and no proceeding to this effect has been commenced, is pending or, to Richmont’s knowledge, is being contemplated by a Regulatory Authority (as defined below).

2.1.5.	The signature of the Documentation and the compliance with the terms and conditions contained therein by Richmont:

2.1.5.1.

were subject to all of the authorizations, approvals, exemptions and consents required by applicable law or by the agreements to which Richmont is a party and do not contravene any provision of the articles of incorporation, by-laws or resolutions of Richmont, or any provision of any material contract to which it is a party;

2.1.5.2.	do not and will not result in any material adverse effect with respect to the assets of the Corporation; and

2.1.5.3.

do not and will not have the effect of (i) creating a default under any existing financing agreement of the Corporation, or (ii) permitting the execution of a lien, hypothec, security or other guarantee against the assets of the Corporation.

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2.1.6.	The Corporation is not aware of any pending or threatened litigation or any circumstance which may hinder in any material adverse manner whatsoever one or more of the transactions contemplated herein.

2.1.7.

The Corporation validly holds all material licenses, permits, certificates, authorization certificates, authorizations, registrations, consents and other approvals (the “Permits”) required to carry on its business in the normal course, where and as is presently carried on by it. Each Permit is valid and in force and the operations and assets of the Corporation are in compliance with the Permits. The Corporation has no reason to believe, after reasonable inquiry, that any Permit will be revoked, suspended, cancelled or amended or will not be renewed as it becomes due.

2.1.8.

Richmont has no Subsidiaries other than those disclosed in Schedule 2.1.8 attached hereto. Except for the shares held in its Subsidiaries as disclosed in Schedule 2.1.8, Richmont neither owns, directly or indirectly, nor has offered or accepted to acquire shares or securities convertible into shares of any legal person. It holds no interest or participation in any legal person, joint venture or other commercial enterprise.

2.1.9.	The authorized share-capital of the Richmont is comprised of an unlimited number of common shares.

2.1.10.	As of October 28, 2011 there are 32,002,263 issued and outstanding shares of the Corporation.

2.1.11.

Except as disclosed in Schedule 2.1.11, no option or any other right to purchase or redeem shares of the Corporation, or any security convertible into shares, has been authorized or is outstanding and there is no agreement providing for any issuance thereof.

2.1.12.

To the knowledge of Richmont, there exists no shareholders agreement or other agreement or undertaking which governs, in any manner, the exercise of the voting rights attached to the shares of Richmont, except as disclosed in Schedule 2.1.12.

2.1.13.	The Corporation’s main activities (excluding those of its subsidiaries) are mining, mineral exploration and the development of mineral properties, primarily for gold.

2.1.14.	The value of the Corporation’s assets does not exceed $500,000,000 and its net worth is not more than $200,000,000, as evidenced by the Corporation’s latest annual financial statements filed on SEDAR.

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2.1.15.	The Corporation’s headquarters and decision-making power are located in Québec. The amounts invested by the Fonds will fund the exploration and development of the Corporation’s Wasamac Project.

2.2.	As to the books and ledgers

2.2.1.

The corporate minute books and ledgers of Richmont present fairly, in all material respects, all decisions of Richmont’s directors and shareholders and do not disclose any illegalities or irregularities. All transactions contemplated therein are in conformity with applicable laws in all material respects.

2.2.2.

The accounting books and records of Richmont, as well as all supporting documentation, present fairly and in all material respect the financial position of Richmont, in accordance with generally accepted accounting principles in Canada and International Financial Reporting Standards, as applicable.

2.3.	As to the business

2.3.1.

Richmont, its operations, assets and the property it owns, leases or occupies or which is otherwise under its control are in material compliance with applicable laws, regulations, directives, policies, guidelines, orders, judgments, decisions, injunctions, decrees or norms governing the conduct of the business of the Corporation.

2.4.	As of the assets

2.4.1.

Richmont holds valid title to all of its assets. Except as disclosed in Schedule 2.4.1 attached hereto, such assets are free and clear of any claim, hypothec, or other encumbrance whatsoever and the use of same is not subject to any restriction, other than public utility servitudes or royalties thereon. All royalties material to Richmont have been disclosed by Richmont in publicly filed documents.

2.4.2.

Richmont holds either freehold title, mining leases, mining concessions, mining claims, options or participating interests or other conventional property or proprietary interests or rights, recognized in the jurisdiction in which a particular property is located (collectively, “Mining Rights”), in respect of the ore bodies, minerals and metals located in properties in which Richmont has an interest as described in Richmont’s public disclosure record under valid, subsisting and enforceable title documents or other recognized and enforceable agreements or instruments, sufficient to permit Richmont to explore the minerals relating thereto. All property, options, leases or claims in which Richmont has an interest or right have been validly located and recorded in accordance in all material respects with all applicable laws and are valid and subsisting except where the failure to be so would not result in an material adverse effect. Richmont has all necessary surface rights, access rights and other necessary rights and interests relating to the properties in which Richmont has an interest as described in the Disclosure Documents granting Richmont the right and ability to explore for minerals, ore and metals for development purposes as are appropriate in view of the rights and interest therein of Richmont, with only such exceptions as do not interfere with the use made by Richmont of the rights or interest so held, except in respect of matters that do not and will not result in any material adverse effect; and the proprietary interests or rights and the documents, agreements and instruments and obligations relating thereto referred to above is currently in good standing in the name of Richmont, as applicable, except in respect of matters that do not and will not result in any material adverse effect.

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2.4.3.

The list of properties and mining claims attached hereto as Schedule 2.4.3 represents all of the mining claims owned by Richmont (the “Mining Claims”). The Mining Claims are in good standing and, with respect to those Mining Claims located in the Province of Québec that have an expiry date prior to the date of this agreement or within 60 days after the date of this agreement, Richmont has filed with the Mining Recorder's Office in the Province of Québec the required work program, including payment of any applicable fees, and taken all required action to maintain the Mining Claims in good standing after such expiry date.

2.4.4.

To the knowledge of Richmont, there is no adverse claim against, or challenge to, the ownership of or title to, the Corporation’s interest in the Mining Rights or the Mining Claims, including any claims by any aboriginal or First Nations groups.

2.4.5.

Without limiting the generality of paragraph 2.1.3, the Corporation is in material compliance with National Instrument 43-101 – Standards of Disclosure for Mineral Projects adopted by the Canadian securities administrators and Regulation 43-101 respecting standards of disclosure for mineral projects (collectively “NI 43-101”) in connection with its properties and has prepared, filed and certified its technical reports in accordance with NI 43-101.

2.5.	As to the financial situation

2.5.1.

The audited consolidated financial statements of Richmont for the financial year ended December 31, 2010 as well as the interim unaudited consolidated financial statements for the second quarter ended June 30, 2011 (the “Financial Statements”) accurately present the financial position of the Corporation and have been prepared in accordance with Canadian generally accepted accounting principles, consistently applied in the same manner as prior financial years and International Financial Reporting Standards, as applicable.

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2.5.2.

The accounts receivable set out in the Financial Statements arise from the ordinary course of business of the Corporation and, to the knowledge of the Corporation, can be collected or are the object of sufficient and normal allowances for doubtful accounts.

2.5.3.

Richmont has no contingent liabilities in excess of the liabilities that are either reflected or reserved against in the Financial Statements which would reasonably be expected to be material to the financial condition of Richmont on a consolidated basis. As of the date hereof and to the knowledge of Richmont, Richmont has no present actuarial liability in particular with respect to its pension or retirement funds, if any. Richmont has no material debts, commitments, obligations or guarantees which are not set out in the Financial Statements.

2.5.4.

There are no off-balance sheet transactions, arrangements, obligations (including contingent obligations) or other relationships of Richmont with unconsolidated entities or other persons that may have a material current or future effect on the financial condition, changes in financial condition, results of operations, earnings, cash flow, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses of Richmont on a consolidated basis or that would reasonably be expected to be material to an investor.

2.5.5.

Since January 1st, 2011, Richmont has operated its business in the ordinary course, in accordance with applicable law and has not incurred any expense or been a party to any transaction outside the ordinary course of business except as disclosed in the press releases and the material change reports filed on SEDAR form time to time since such date.

2.6.	As to the Tax status

2.6.1.

To Richmont’s knowledge, all federal, provincial, municipal and foreign taxes, consumer taxes, customs duties, capital taxes as well as all governmental charges including, in particular, payments to governmental pension plans, to employment insurance, to governmental health services or any other payments or deductions at source as well as all fees, interest and penalties related to such amounts (the “Taxes”) have been paid or have been the object of appropriate reserves in the Financial Statements. In particular, Richmont has always deducted, from each payment made to its officers and employees, the amount of all Taxes and has always paid such amounts to the appropriate recipients.

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2.6.2.

To Richmont’s knowledge, it is not in default with respect to the filing of all returns, forms, reports, elections, schedules and all other documents which must be filed with respect to Taxes (the “Tax Returns”) and all such Tax Returns have been filed by the prescribed deadlines.

2.6.3.	To Richmont’s knowledge, except as disclosed in Schedule 2.6.3, it is not currently the subject of any audit or investigation.

2.6.4.

Richmont has completely paid and duly entered in its Financial Statements and accounting ledgers all of its Taxes for all financial years which ended prior to the date hereof and since effected all required installment payments.

2.6.5.	Richmont is a resident of Canada within the meaning of the tax laws.

2.6.6.	Richmont has never been and is not presently required to file Tax Returns with fiscal authorities in all jurisdictions where it carries on business.

2.6.7.

To Richmont’s knowledge, except with respect to (i) the acquisition of all of the issued and outstanding shares of Louvem Mines Inc. and (ii) the acquisition of Patricia Mining Corporation, in the last five fiscal years, the Shares of Richmont have not been the object of a rollover or a tax election under the Income Tax Act (Canada) or the Taxation Act (Québec).

2.6.8.

None of the Tax Returns filed by the Corporation contain any false or misleading statement or omits any material information and all expenses deducted by Richmont for purposes of Taxes in such Tax Returns were justified and validly claimed.

2.7.	As to the contracts

2.7.1.

Richmont maintains adequate insurance with respect to the operation of its business, activities, business interruption, its assets and its liabilities as well as that of its directors. Richmont has fulfilled its obligations in respect of each insurance policy to which it has subscribed. Richmont has duly sent to the insurers all notices required to be given in respect of the policies, relating to any change or circumstance which could increase the risk stipulated in the policies.

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2.7.2.

The Corporation respects all material contracts to which it is a party and to the Corporation’s knowledge all such contracts are valid, binding and enforceable. The Corporation is not in default or breach of any material contract, lease, agreement, undertaking or instrument to which it is a party.

2.7.3.	The Corporation has not received any notice of non-renewal or cancellation of any of its material contracts, leases, agreements, undertakings or instruments.

2.8.	Environmental situation

	2.8.1.	Richmont, its operations, assets and property it owns, leases or occupies or which is otherwise under its control are in material compliance with applicable Environmental Laws, as defined below.

2.8.2.

The Corporation holds all the material permits required to conduct its business in accordance with Environmental Laws (the “Environmental Permits”). The Corporation has no knowledge of any actual grounds that would lead to a suspension, revocation, expiration, non-renewal or cancellation of any Environmental Permits.

	2.8.3.	The Corporation has adopted an environmental policy, a copy of which is attached as Schedule 2.8.3.

	2.8.4.	Richmont is not currently the subject of an investigation or inspection by any federal, provincial or municipal environmental authority.

2.8.5.

The Corporation has not received a notice of violation or a notice of corrective measures to be implemented or a warning or a written or verbal request for information with respect to an investigation or inspection by a federal, provincial, regional or municipal body concerning environmental matters to the extent such notices, warnings or requests would have a material adverse effect on the operations of Richmont.

2.8.6.

For the purposes hereof “Environmental Laws” means a law, by- law, decree, directive, guideline, order, judgment, policy, requirement of any administrative or judicial authority relating to the environment or the protection thereof.

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2.9.	As to litigation

2.9.1.

Except as disclosed in Schedule 2.9.1 attached hereto, there is no material actual or threatened litigation, including any class actions, against the Corporation or with respect to the assets of the Corporation which could result in a material adverse effect on the Corporation.

	2.9.2.	Richmont is not a party to any litigation for which a judgement or settlement remains unsatisfied.

2.10.	As to employees and service providers

2.10.1.

To the knowledge of the Corporation, the Corporation is in compliance with respect to all of the material reports it must complete and all of the assessments and contributions it is legally or contractually required to make as an employer.

2.10.2.

Except as disclosed in Schedule 2.10.2, the Corporation has not established or undertaken to establish a group insurance program, profit sharing plan, a pension or retirement benefit plan, a stock option plan and other programs.

	2.10.3.	The Corporation is not a party to any material labor conflict, grievance or dispute and, to the knowledge of the Corporation, none is threatened.

2.10.4.

All of the amounts owed or due to the employees of the Corporation as salary or severance pay at the date hereof including bonus, commissions, vacation pay or other types of remuneration due and payable as of the date hereof have been fully paid.

2.10.5.

No officer or key employee of Richmont has given notice that he (she) wishes to resign and Richmont has no knowledge of any information that any such officer or key employee could resign as result of the transactions contemplated herein or for any other reason.

2.11.	As to related party transactions

	2.11.1.	No director or officer of Richmont has any material financial interest in a person or business which competes with Richmont.

2.11.2.

Richmont has no loan or account receivable or payable held or payable to any person who is not at arm’s length to it in accordance with applicable tax law except as disclosed in the notes to the Financial Statements.

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2.11.3.	To the knowledge of Richmont, Richmont has never effected any transaction the object of which was the sale or purchase of goods or services with non-arm’s length persons as such term is defined by the Income Tax Act (Canada) or Taxation Act (Quebec) for a consideration other than fair market value.

2.12.	Adverse facts or circumstances

	2.12.1.	Richmont has not made any declaration, representation or warranty herein or in any related document which is materially false, incorrect, incomplete or misleading.

3.	OBLIGATIONS OF THE CORPORATION

3.1.

The Corporation undertakes to use the total amount of the proceeds of the subscription of the Fonds for its Wasamac Project, it being understood that any amounts received from the exercise of the Warrants may be allocated to the Corporation’s working capital.

3.2.

For so long as the Fonds holds at least 750,000 (subject to reasonable adjustments/or splits, consolidations or other capital reorganizations) common shares of the Corporation, the Corporation undertakes in favour of the Fonds on behalf of itself and each of its subsidiaries to:

3.2.1.

Contribute, with and at the same time as its employees residing in Québec, to the acquisition of shares of the Fonds at the rate of one dollar ($1.00) for each dollar invested by an employee, up to a maximum amount of two hundred fifty dollars ($250.00) per employee per year;

	3.2.2.	Establish a payroll deduction mechanism enabling employees to purchase shares in the Fonds through direct payroll deductions;

	3.2.3.	Establish a federal and provincial tax abatement mechanism for contributions to the Fonds;

3.2.4.

Contribute to the “Fondation de la formation économique (F.F.E) du Fonds de solidarité des travailleurs du Québec (F.T.Q.)” (F.T.Q. Economic Training Foundation), in the amount of forty dollars ($40.00) (exclusive of taxes) per year per employee residing in Québec who will have worked a minimum of 320 hours during any one financial year, said amount being payable each year within thirty (30) days of the Corporation’s financial year end.

For greater clarity, and not withstanding anything else to the contrary contained herein, if at any time the Fonds holds less that 750,000 (subject to reasonable adjustments/or splits, consolidations or other capital reorganizations) common shares of the Corporation, the obligations of the Corporation in favour of the Fonds pursuant to this Section 3.2 shall immediately and forever terminate.

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4.	REPRESENTATIONS AND WARRANTIES

The Fonds represents, warrants, covenants and acknowledges, as applicable, to the Corporation (and acknowledges that the Corporation is relying thereon) that as of the date hereof:

4.1.

The Fonds is a company established and validly subsisting under An Act to Establish the Fonds de Solidarité des Travailleurs du Québec (F.T.Q.) (Québec). The Fonds has the corporate power to enter into and perform its obligations under this Agreement.

4.2.	The execution and delivery of and performance by the Fonds of this Agreement has been duly and validly authorized by all necessary corporate or other action on the part of the Fonds.

4.3.	This Agreement has been duly executed and delivered by the Fonds and constitutes a legal, valid and binding agreement of the Fonds enforceable against it in accordance with its terms.

4.4.

The execution and delivery of and performance of this Agreement do not and will not (or would not with the giving of notice, the lapse of time or the happening of any other event of condition) result in a breach or violation of or a conflict with, or allow any other person to exercise any rights under any of the terms or provisions of the Fond’s constating documents or by-laws, or any provision of any material contract to which the Fonds is a party to.

4.5.

The subscription for Shares and Warrants by the Fonds and the decision to subscribe for such Shares and Warrants and execute this Agreement has been based entirely upon this Agreement and information contained in the public record and that Richmont has not provided any representation to the Fonds other than as contained herein.

4.6.

The distribution of the Shares and Warrants pursuant to this Agreement has not been made through, or as a result of, and is not being accompanied by, (i) a general solicitation, (ii) any advertisements including articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or (iii) any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

4.7.

The Fonds is acquiring the Shares and Warrants as principal for its own account and not as agent and is acquiring the Shares and Warrants for investment purposes only and not with a view to resale or distribution. The Fonds is a resident of Québec and is an “accredited investor”, as such term is defined in National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-106”), and it has concurrently executed and delivered a Representation Letter in the form attached as Exhibit 1 hereto and specifically represents and warrants that one or more of the categories set forth in Appendix “A” attached thereto correctly, and in all respects, describes the Fonds, and will describe the Fonds at closing of the purchase and sale of the Shares and Warrants, and the Fonds has so indicated by initialing the category in such Appendix “A” which so describes it.

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4.8.

The Fonds has been independently advised as to and is aware of the resale restrictions under Applicable Securities Laws with respect to the Shares and the Warrants and the Shares underlying the Warrants.

4.9.	None of the funds that the Fonds is using to purchase the Shares are to the knowledge of the Fonds, proceeds obtained or derived, directly or indirectly, as a result of illegal activities.

4.10.	No person has made any oral or written representations to the Fonds: (i) that any person will resell or repurchase the Shares or Warrants; or (ii) as to the future value or price of any of the Shares.

4.11.	The Fonds has such knowledge of financial and business affairs as to be capable of evaluating the merits and risks of its investment and is able to bear the economic risk of loss of its investment.

5.	ACKNOWLEDGEMENTS OF THE FONDS

5.1.

The offer, sale and issuance of the Shares and Warrants is exempt from the prospectus and registration requirements of Applicable Securities Laws and, as a result: (i) the Fonds will not receive information that would otherwise be required under Applicable Securities Laws or be contained in a prospectus prepared in accordance with Applicable Securities Laws, (ii) the Fonds is restricted from using most of the protections, rights and remedies available under Applicable Securities Laws, including statutory rights of rescission or damages, and (iii) the Corporation is relieved from certain obligations that would otherwise apply under Applicable Securities Laws.

5.2.

No prospectus has been filed with any securities commission or similar regulatory authority in the provinces of British Columbia, Alberta, Ontario or Québec (collectively, the “Regulatory Authorities”) and no Regulatory Authority has made any finding or determination as to the merit for investment in, or made any recommendation or endorsement with respect to, the Shares or Warrants.

5.3.

The Shares and Warrants have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws and the Shares and Warrants may not be offered or sold in the United States or to a U.S. person except in compliance with the requirements of an exemption from registration under the U.S. Securities Act and any applicable state securities laws.

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5.4.	The Shares and Warrants are being offered for sale only on a “private placement” basis.

5.5.

The certificates representing the Shares and Warrants (and any replacement certificate issued prior to the expiration of the applicable hold periods) will bear the following legend in accordance with Applicable Securities Laws:

“UNLESS PERMITTED UNDER SECURITIES LEGISALTION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITIY BEFORE MARCH 1, 2012.”

5.6.

The certificate representing the Shares and Warrants (and any replacement certificate issued prior to the expiration of the applicable hold periods) will bear a legend substantially in the form of the following legend as required by the TSX:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, PRIOR TO [INSERT DATE WHICH IS FOUR MONTHS FROM THE DATE OF ISSUANCE], 2012, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERRABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT ‘GOOD DELIVERY’ IN SETTLEMENT OF TRANSACTIONS ON THE TSX.”

5.7

The certificate representing the Shares (and any replacement certificate issued prior to the applicable hold periods) will also bear a legend substantially in the form of the following legend in accordance with the Corporation’s Shareholder Rights Plan Agreement dated March 28, 2011:

“UNTIL THE SEPARATION TIME (DEFINED IN THE RIGHTS AGREEMENT REFERRED TO BELOW), THIS CERTIFICATE ALSO EVIDENCES THE RIGHTS OF THE HOLDER DESCRIBED IN A SHAREHOLDER RIGHTS PLAN AGREEMENT DATED AS OF MARCH 28, 2011 AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME (THE "RIGHTS AGREEMENT"), BETWEEN RICHMONT MINES INC. (THE "COMPANY") AND COMPUTERSHARE INVESTOR SERVICES INC., THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES SET OUT IN THE RIGHTS AGREEMENT, THE RIGHTS MAY EXPIRE, MAY BECOME NULL AND VOID OR MAY BECOME EXERCISABLE AND SHALL THEREAFTER BE EVIDENCED BY SEPARATE CERTIFICATES AND NO LONGER EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL OR ARRANGE FOR THE MAILING OF A COPY OF THE RIGHTS AGREEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE AS SOON AS PRACTICABLE AFTER THE RECEIPT OF A WRITTEN REQUEST THEREFOR.”

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5.8.

The Shares and Warrants may not be sold in Canada or to Canadian residents unless, if applicable, the sale is made pursuant to an available exemption from the prospectus and registration requirements under the securities legislation in the Canadian purchaser’s province or territory of residence or the required “hold” period under Canadian securities legislation has expired.

5.9.

The Private Placement is subject to regulatory consent from the TSX and NYSE Amex, and the listing of (i) the Shares, and (ii) the Shares underlying the Warrants are subject to the approval of the TSX and NYSE Amex.

6.	COVENANTS OF THE FONDS

6.1.

The Fonds will comply with Applicable Securities Laws concerning the subscription, purchase, holding and resale restrictions of the Shares and Warrants and will consult with its legal advisers with respect to complying with resale restrictions under Applicable Securities Laws with respect to the Shares and the Warrants.

6.2.

The Fonds will execute, deliver, file and otherwise assist the Corporation in filing any reports, undertakings and other documents required under Applicable Securities Laws in connection with the offer, sale and issuance of the Shares and Warrants.

7.	INDEMNIFICATION

7.1.

The Corporation agrees that the representations, warranties and covenants of the Corporation herein will be true and correct as of the Closing Date and will survive for a period of eighteen (18) months following such Closing Date, except (i) with respect to tax matters where the representations and warranties will continue to have full force and effect until the expiry of a period of sixty (60) days after the date at which the statute of limitations expires for action by the applicable tax authorities, (ii) in case of fraud, in which case no time limit shall be applicable, and (iii) with respect to the representations and warranties set out in Sections 2.1.1, 2.1.2, 2.1.5, 2.1.9 and 2.1.10 will continue to have full force and effect without regard to a time limitation. The representations, warranties and covenants of the Corporation herein are made with the intent that they be relied upon by the Fonds in determining the Private Placement and the Corporation agrees to indemnify and save harmless the Fonds and its respective affiliates, shareholders, directors, officers, employees, partners and agents from and against any and all loss, liability, claim or damage arising out of or based upon any representation or warranty of the Corporation contained herein not being true and accurate or any breach or failure by the Corporation to comply with any covenant or agreement made by the Corporation herein.

7.2.

The Fonds agrees that the representations, warranties and covenants of the Fonds herein will be true and correct as of the Closing Date and will survive such Closing Date. The representations, warranties and covenants of the Fonds are made with the intent that they be relied upon in determining the eligibility of the Fonds to subscribe for the Shares and Warrants and the Fonds agrees to indemnify and save harmless the Corporation and its respective affiliates, shareholders, directors, officers, employees, partners and agents from and against any and all loss, liability, claim or damage arising out of or based upon any representation or warranty of the Fonds contained herein not being true and accurate or any breach or failure by the Fonds to comply with any covenant or agreement made by the Fonds herein or in any document furnished by the Fonds to the Corporation in connection herewith.

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8.	NOTICE

Any notice or other communication which must be given in accordance herewith shall be in writing and sent by telecopier or by messenger to the addresses set out hereunder or to the address or fax number set out in a written notice from one party to the other:

Fonds de solidarité des
travailleurs du Québec (F.T.Q.)
200-545, blvd. Crémazie East
Montréal (Québec) H2M 2W4

To the attention of: Vice-President – Legal Affairs

Telecopier : 514 383-2500

Mines Richmont inc.
161, Avenue Principale
Rouyn-Noranda, Québec J9X 4P6

To the attention of the President

Telecopier: (819) 797-0166

Any notice given as aforesaid shall be presumed to have been received on the date of its receipt by the addressee.

9.	CONFIDENTIALITY

The Fonds agrees that as long as such information is not part of the public domain or required to be disclosed in accordance with applicable law, it will not disclose, publish or reveal in any manner whatsoever and to whomever, any information contained herein.

10.	INTERPRETATION

10.1.	The recitals and the schedules form an integral part of this agreement.

10.2.

No modification or amendments to this agreement shall be valid and binding unless set forth in writing and duly executed by all parties hereto and no waiver of any breach of any term or provision of this agreement shall be effective or binding unless made in writing and signed by the party purporting to give same and, unless otherwise provided, shall be limited to the specific breach waived.

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10.3.

Any decision of an arbitration board or a court to the effect that any of the provisions of this agreement are null and unenforceable shall in no way affect the other provisions of this agreement or their validity or enforceability.

10.4.	As the context requires, words importing the singular number include the plural, words importing the masculine gender include the feminine gender, and vice versa.

10.5.	The division of this Agreement into Sections and Subsections and the insertion of headings are for convenient reference only and are not to affect its interpretation.

10.6.

This Agreement becomes effective when executed by all parties to it. After that time, it will be binding upon and enure to the benefit of the parties and their respective successors, heirs, executors, administrators and legal representatives. This Agreement is not transferrable or assignable by any party to it.

10.7.

This Agreement and the certificates representing the Warrants entered into between the Corporation and Fonds as of the date hereof and the other documents delivered pursuant to hereto and thereto constitute the full and entire understanding and agreement between the parties with respect to the transactions contemplated herein and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. For greater certainty, upon execution of this Agreement, this Agreement shall supersede and replace the letter of intent dated October 4, 2011 between the parties in its entirety.

10.8.

This Agreement including the Schedules may be executed in any number of counterparts (including counterparts by Facsimile or email in Portable Document Format (“PDF”)) and all such counterparts taken together will be deemed to constitute one and the same document.

10.9.

The present agreement shall be interpreted and governed by the laws in force in the Province of Quebec and the federal laws of Canada applicable therein. The parties hereby irrevocably accept the jurisdiction of the courts of Québec.

10.10.	This Agreement is written in English at the express request of the Parties. Ce contrat est rédigé en anglais à la demande expresse des parties.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement at the place and on the date referred to above.

FONDS DE SOLIDARITÉ DES
TRAVAILLEURS DU QUÉBEC (F.T.Q.)

Per:	(/s/) Dany Pelletier	Per:	(/s/) Danny Gagné
	Dany Pelletier		Danny Gagné
	Investment Director		Portfolio Manager
	Natural Resources and Chemistry		Natural Resources

MINES RICHMONT INC.

Per:	(/s/) Martin Rivard	Per:	(/s/) Nicole Veilleux
	Martin Rivard		Nicole Veilleux
	President		Financial Director

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE MARCH 1, 2012.

THE COMMON SHARES UNDERLYING THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, PRIOR TO MARCH 1, 2012, THE SAID COMMON SHARES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT ‘GOOD DELIVERY’ IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

THIS WARRANT CERTIFICATE AND THE WARRANTS REPRESENTED HEREBY ARE NON-TRANSFERRABLE.

WARRANT CERTIFICATE

Richmont Mines Inc.

(the “Corporation”)

Warrant Certificate
No. October-2011-FTQ

THIS IS TO CERTIFY THAT, for value received, Fonds de solidarité des travailleurs du Québec (F.T.Q.) (the “Holder”) is the registered holder of a warrant (the “Warrant”) evidencing a right issued by Richmont Mines Inc. (the “Corporation”) to the Holder to subscribe and purchase up to and including 238,000 fully paid and non-assessable common shares in the capital of the Corporation without nominal or par value (“Common Shares”) at the Exercise Price (as hereinafter defined), upon the terms and conditions as hereinafter set forth.

1.	Exercise Date

The right granted hereunder to purchase Common Shares shall be exercised at the option of the Holder, at all times, on or before 5:00 p.m., Montreal time on December 31, 2012 (the “Expiry Date”), after which all rights conferred hereunder shall be void and of no further value.

Notwithstanding anything to contrary contained herein, commencing April 1, 2012, the Corporation may, if and only if the Current Market Price (as hereinafter defined) of the Common Shares of the Corporation is higher than $17.00, subject to adjustments in accordance with Section 13 hereof, (the “Acceleration Price”):

(i)	accelerate the term of the Warrants to a sixty (60) day period following the reception by the Holder of a written notice to that effect; or

(ii)	demand that the Holder exercise all of its Warrants in the five (5) business days following the reception by the Holder of a written notice to that effect;

(each, an “Acceleration Period”).

In the event that an Acceleration Period is triggered pursuant to this Section 1, the Warrants which are not exercised during the Acceleration Period shall be void and of no further value. For greater certainty, the Holder shall have the right to exercise its Warrants on or before 5:00 p.m., Montreal time, on the last date of the Acceleration Period.

2.	Exercise Price

The price at which this Warrant Certificate may be exercised is $13.00 per Common Share payable in lawful money in Canada (the “Exercise Price”), subject to adjustments as set out herein.

3.	Payment

The rights granted hereunder may be exercised by the Holder hereof completing the exercise form attached hereto and made a part hereof and delivering same to the principal office of the Corporation, in the City of Rouyn-Noranda, in the Province of Québec, together with this certificate and the purchase price of the Common Shares subscribed for. The purchase price is payable by cash, cheque, wire transfer, bankers’ draft or telegraphic transfer of funds payable in Canadian funds to or to the order of the Corporation.

4.	Share Certificate

Upon compliance with the conditions as aforesaid, the Corporation will cause to be issued to the person or persons in whose name or names the shares are subscribed for, which Common Shares so subscribed for shall be issued as fully paid and non-assessable shares, free from all liens, charges and encumbrances and such person or persons shall be deemed upon presentation and payment as aforesaid, to be the holder or holders of record of such Common Shares. Within three (3) days of compliance with the conditions aforesaid, the Corporation will cause to be mailed or delivered to the holder at the address or address specified in the subscription form a certificate or certificates evidencing the number of Common Shares subscribed for.

5.	Exercise in Whole or in Part

This Warrant may be exercised in whole or in part, and if exercised in part, the Corporation shall issue another certificate evidencing the remaining rights to purchase Common Shares, provided that any such right shall terminate on the Expiry Date.

6.	No Rights of Shareholder Until Exercise

The Holder hereof shall have no rights whatsoever as a shareholder (including any right to receive dividends or other distribution to shareholders or to vote at a general meeting of the shareholders of the Corporation), other than with respect to Common Shares in respect of which the Holder shall have exercised his right to purchase hereunder and which the Holder shall have actually taken up and paid for.

7.	No Fractional Common Shares

No fractional Common Shares will be issued upon exercise of this Warrant Certificate and the number of shares to be issued upon exercise of this Warrant Certificate shall be rounded down to the next whole number of Common Shares. The Corporation shall, in lieu of issuing any fractional share to which the holder hereof would otherwise be entitled, pay to the holder entitled to such fractional share an amount in cash equal to such fraction multiplied by the then effective Exercise Price.

8.	Non-Transfer of Warrants

The Warrants represented hereby shall not be transferrable by the Holder in whole or in part.

9.	Substitution for Lost Warrants

Upon receipt of evidence satisfactory to the Corporation, acting reasonably, of the loss, theft, destruction or mutilation of this Warrant Certificate, the Corporation will issue to the Holder a replacement certificate (containing the same terms and conditions as this Warrant Certificate). All expenses incurred by the Corporation in connection with the issuance of a replacement certificate shall be the responsibility of the Holder.

10.	Covenants by the Corporation

The Corporation hereby covenants and agrees as follows:

(a)	it will at all times maintain its corporate existence;

(b)	it will reserve and there will remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the rights of acquisition provided for in the Warrant Certificate;

(c)	all Common Shares issued upon exercise of the right to purchase provided for herein shall, upon payment of the Exercise Price therefore, be issued as fully paid and non- assessable shares;

(d)

it will, at its expense and as expeditiously as possible, use its reasonably commercial efforts to cause all Common Shares issuable upon the exercise of the Warrants to be duly conditionally accepted for listing on any stock exchange upon which the Common Shares of the Corporation may be listed prior to the issuance of such Common Shares;

(e)

it will make all requisite filings under applicable securities legislation and the rules and regulations made thereunder including those necessary to remain a reporting issuer not in default of any requirement under such legislation, rules and regulations; and

(f)

it will keep or cause to be kept proper books of account in accordance with good bookkeeping practice and will send to the Holder copies of all financial statements and other material furnished to the holders of Common Shares.

11.	Representations and Warranties of the Corporation

The Corporation hereby represents and warrants that:

(a)

the Corporation is a corporation duly organized, validly existing and in good standing under the laws of the Province of Québec and has all requisite corporate capacity, power and authority to carry on its business, and to own its properties and assets;

(b)	it is duly authorized and has all necessary corporate power and authority to create and issue the Warrants evidenced hereby and the Common Shares issuable upon the exercise of the Warrants;

(c)

this Warrant Certificate has been duly executed and the Warrants evidenced hereby represent a valid, legal and binding obligation of the Corporation enforceable in accordance with its own terms, and the Corporation has the power and authority to issue this Warrant Certificate and to perform each of its obligations as herein contained; and

(d)

the execution and delivery of this Warrant (i) is not, and the issuance of the Common Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Corporation's articles or by-laws, and (ii) does not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Corporation.

12.	No Obligation of Holder

Except as provided in Section 1 (ii), the parties agree that the Holder shall have no obligation to the Corporation to exercise the Warrants.

13.	Anti-Dilution Protection

13.1	Definitions

For the purposes of this Section 13, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below will have the respective meanings specified therefor in this Subsection:

(a)	“Adjustment Period” means the period commencing on the date of issue of this Warrant Certificate and ending on the Expiry Date;

(b)

“Current Market Price” mean at any date the weighted average of the daily averages of the highest and lowest market price for the Common Shares traded on the Toronto Stock Exchange (the “TSX”) during the twenty (20) days where transactions have been recorded on those Common Shares, consecutive or not as the case may be, immediately preceding the date on which the calculation is made.

13.2	Adjustments

The Exercise Price and the Acceleration Price and the number of Common Shares issuable to the Holder pursuant to this Warrant Certificate will be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If at any time during the Adjustment Period the Corporation:

	(i)	fixes a record date for the issues of, or issue, Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend;

(ii)

fixes a record date for the distribution to, or makes a distribution to, the holders of all or substantially all of the Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares;

	(iii)	subdivides, redivides or changes the outstanding Common Shares into a greater number of Common Shares; or

	(iv)	consolidates, reduces or combines the outstanding Common Shares into a lesser number of Common Shares;

(any of such events in subclauses (i), (ii) (iii) and (iv) above being herein called a “Common Share Reorganization”), the Exercise Price and the Acceleration Price will be adjusted on the earlier of the record date on which holders of Common Shares are determined for the purposes of the Common Share Reorganization and the effective date of the Common Share Reorganization to the amount determined by multiplying the Exercise Price and the Acceleration Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

(A)	the numerator of which will be the number of Common Shares outstanding on such record date or effective date before giving effect to such Common Share Reorganization; and

(B)

the denominator of which will be the number of Common Shares which will be outstanding immediately after giving effect to such Common Share Reorganization (including in the case of a distribution of securities exchangeable for or convertible into Common Shares, the number of Common Shares that would be outstanding had such securities all been exchanged for or converted into Common Shares on such date).

To the extent that any adjustment in the Exercise Price and the Acceleration Price occurs pursuant to this clause 13.2(a) as a result of the fixing by the Corporation of a record date for the distribution of securities exchangeable for or convertible into Common Shares, the Exercise Price and the Acceleration Price will be readjusted immediately after the expiry of any relevant exchange or conversion right to the Exercise Price and the Acceleration Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and will be further readjusted in such manner upon the expiry of any further such right.

(b)

If at any time during the Adjustment Period the Corporation fixes a record date for the issue or distribution of rights, options or warrants to the holders of all or substantially all of the outstanding Common Shares pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share at the date of issue of such securities) of less than 95% of the Current Market Price of the Common Shares on such record date (any of such events being herein called a “Rights Offering”), the Exercise Price and the Acceleration Price will be adjusted effective immediately after the record date for the Rights Offering to the amount determined by multiplying the Exercise Price and the Acceleration Price in effect on such record date by a fraction:

(i)	the numerator of which will be the aggregate of

	(A)	the number of Common Shares outstanding on the record date for the Rights Offering; and

	(B)	the number determined by dividing

(I)

either (a) the product of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Common Shares are offered, or, (b) the product of the exchange or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted, as the case may be, by

		(II)	the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(ii)

the denominator of which will be the aggregate of the number of Common Shares outstanding on such record date and the number of Common Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares for or into which such securities may be exchanged or converted).

If by the terms of the rights, options, or warrants referred to in this clause 13.2(b), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, will be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Common Share, as the case may be. Any Common Shares owned by or held for the account of the Corporation will be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price and the Acceleration Price occurs pursuant to this clause 13.2(b) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants referred to in this clause 13.2(b), the Exercise Price and the Acceleration Price will be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price and the Acceleration Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry.

(c)	If at any time during the Adjustment Period the Corporation fixes a record date for the issue or distribution to the holders of all or substantially all of the Common Shares of:

	(i)	shares of the Corporation of any class other than Common Shares;

(ii)

rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares (other than rights, options or warrants pursuant to which holders of Common Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Common Shares at a price per share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share at the date of issue of such securities) of at least 95% of the Current Market Price of the Common Shares on such record date);

	(iii)	evidences of indebtedness of the Corporation; or

	(iv)	any property or assets of the Corporation;

and if such issue or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price and the Acceleration Price will be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price and the Acceleration Price in effect on the record date for the Special Distribution by a fraction:

(A)	the numerator of which will be the difference between

	(I)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, and

(II)

the fair value, as determined by the directors of the Corporation acting reasonably, to the holders of the Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

(B)	the denominator of which will be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Corporation will be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price and the Acceleration Price occurs pursuant to this clause 13.2(c) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares referred to in this clause 13.2(c), the Exercise Price and the Acceleration Price will be readjusted immediately after the expiry of any relevant exercise, exchange or conversion right to the amount which would then be in effect if the fair market value had been determined on the basis of the number of Common Shares issued and remaining issuable immediately after such expiry.

(d)	If at any time during the Adjustment Period there occurs:

(i)

a reclassification or redesignation of the Common Shares, any change of the Common Shares into other shares or securities or any other capital reorganization involving the Common Shares other than a Common Share Reorganization;

(ii)

a consolidation, amalgamation or merger of the Corporation with or into any other body corporate which results in a reclassification or redesignation of the Common Shares or a change or exchange of the Common Shares into other shares or securities; or

	(iii)	the transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being herein called a “Capital Reorganization”), after the effective date of the Capital Reorganization:

(iv)

the Holder will be entitled to receive, and shall accept, upon exercise of the Warrants, in lieu of the number of Common Shares to which the Holder was theretofore entitled upon the exercise of the Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Common Shares to which the Holder was theretofore entitled to purchase or receive upon the exercise of the Warrants; and

(v)

the Exercise Price and the Acceleration Price shall, on the effective date of the Capital Reorganization, be adjusted by multiplying the Exercise Price and the Acceleration Price, as the case may be, in effect immediately prior to such Capital Reorganization by the number of Common Shares purchasable pursuant to this Warrant Certificate immediately prior to the Capital Reorganization, and dividing the product thereof by the number of successor securities determined in Section 13.2(d)(iv) above.

If necessary, as a result of any Capital Reorganization, appropriate adjustments will be made in the application of the provisions of this Section 13.2(d) with respect to the rights and interest thereafter of the Holder to the end that the provisions of this Section 13.2(d) will thereafter correspondingly be made applicable as nearly as may reasonably be practicable in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants.

(e)

If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price and the Acceleration Price occurs pursuant to the provisions of clauses 13.2(a), (b) or (c) hereof, then the number of Common Shares issuable upon the subsequent exercise of the Warrants will be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Common Shares issuable upon the exercise of the Warrants immediately prior to such adjustment or readjustment by a fraction which will be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price and the Acceleration Price.

13.3	Rules

The following rules and procedures will be applicable to adjustments made pursuant to Section 13.2 of this Warrant Certificate.

(a)	Subject to the following provisions of this Section 13.3, any adjustment made pursuant to Section 13.2 hereof will be made successively whenever an event referred to therein will occur.

(b)

No adjustment in the Exercise Price and the Acceleration Price will be required unless the adjustment would result in a change of at least one per cent in the Exercise Price and the Acceleration Price then in effect and no adjustment will be made in the number of Common Shares purchasable or issuable on the exercise of the Warrants unless it would result in a change of at least one one-hundredth of a Common Share; provided, however, that any adjustments which except for the provisions of this Section 13.3(b) would otherwise have been required to be made will be carried forward and taken into account in any subsequent adjustment.

(c)

No adjustment in the Exercise Price and the Acceleration Price or in the number or kind of securities purchasable on the exercise of the Warrants will be made in respect of any event described in Section 13.3 hereof if the Holder is entitled to participate in such event on the same terms mutatis mutandis as if the Holder had exercised the Warrants prior to or on the record date or effective date, as the case may be, of such event.

(d)

If the Corporation sets a record date to determine holders of Common Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and will, thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, no adjustment in the Exercise Price and the Acceleration Price or the number of Common Shares purchasable upon the exercise of the Warrants will be required by reason of the setting of such record date.

(e)

In any case in which this Warrant Certificate requires that an adjustment become effective immediately after a record date for an event referred to in Section 13.2 hereof, the Corporation may defer, until the occurrence of such event:

(i)

issuing to the Holder, to the extent that the Warrants are exercised after such record date and before the occurrence of such event, the additional Common Shares issuable upon such exercise by reason of the adjustment required by such event; and

(ii)

delivering to the Holder any distribution declared with respect to such additional Common Shares after such record date and before such event; provided, however, that the Corporation delivers to the Holder an appropriate instrument evidencing the right of the Holder, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price and the Acceleration Price or the number of Common Shares purchasable upon the exercise of the Warrants and to such distributions declared with respect to any such additional Common Shares issuable on the exercise of the Warrants.

(f)

If a dispute arises at any time with respect to any adjustment of the Exercise Price and the Acceleration Price or the number of Common Shares purchasable pursuant to this Warrant Certificate, such dispute will be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act by such other firm of independent chartered accountants as may be selected by the directors, acting reasonably.

(g)

Notwithstanding anything to the contrary contained in this Section 13, no adjustment shall be made in the acquisition rights attached to the Warrants if the issue of Common Shares is being made pursuant to this Warrant Certificate, pursuant to any stock option, stock option plan or stock purchase plan in force from time to time for officers or employees of the Corporation, or pursuant to any stock option granted by the Corporation prior to the date of this Warrant Certificate.

(h)

Adjustments to the Exercise Price and the Acceleration Price or the number of Common Shares purchasable pursuant to this Warrant Certificate may be subject to the prior approval of the Toronto Stock Exchange.

13.4	Taking of Actions

As a condition precedent to the taking of any action which would require an adjustment pursuant to Section 13.2 hereof, the Corporation shall take any action which may, in the opinion of the Corporation's legal counsel, be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable shares all of the Common Shares which the Holder is entitled to receive in accordance with the provisions of this Warrant Certificate.

13.5	Notice of Adjustments

Whenever an adjustment is to be made pursuant to this Section 13 hereof, the Corporation shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the revised Exercise Price and/or Acceleration Price after giving effect to such adjustment and shall cause a copy of such certificate to be mailed to the holder of this Warrant.

14.	Change of Control

For the purpose of this Section 14, the following terms have the following meanings:

“Change of Control Event” means (i) an offer from a third party to purchase 50% or more of the issued and outstanding common shares of the Corporation; (ii) a consolidation, amalgamation, arrangement, take-over, reverse take-over or merger of the Corporation with or into any other corporation or other entity where the shareholders of the Corporation immediately prior to such transaction will not beneficially own, immediately after such transaction, shares entitling such shareholders to more than fifty percent (50%) of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors; (iii) the sale or disposition of all or substantially all of the assets of the Corporation; or (iv) any decision of the Corporation to wind-up, liquidate or dissolve.

Notwithstanding anything to the contrary contained herein, in the event of a Change of Control Event, the Corporation may, in its sole discretion, without the necessity or requirement for the agreement of the Holder hereof: (i) accelerate, conditionally or otherwise, on such terms as it sees fit, the Expiry Date of the Warrants, provided, however, that the Holder shall have at least five (5) business days to exercise its Warrants following the reception by the Holder of a written notice to this effect; and (ii) terminate, following the successful completion of such Change of Control Event, on such terms as it sees fit, the Warrants not exercised prior to the successful completion of such Change of Control Event. The determination of the board of directors of the Corporation in respect of any such Change of Control Event shall for the purposes of this Warrant Certificate be final, conclusive and binding.

15.	Legend

Any certificate representing Common Shares issued upon exercise of the Warrants prior to the date which is four months and one day after the date hereof will bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, PRIOR TO MARCH 1, 2012, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERRABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT ‘GOOD DELIVERY’ IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NO TRADE THE SECURITY BEFORE MARCH 1, 2012."

16.	Governing Law

This Warrant shall be governed by the laws of the Province of Québec and the federal laws of Canada applicable therein.

17.	Remedies

In the event of a violation, contravention, breach or threatened breach of this Warrant Certificate by the Corporation, the Holder shall be entitled to seek equitable relief without limitation both temporary and permanent injunctive relief or safeguard order. The right of the Holder to injunctive relief shall be in addition to any and all other remedies available to it and shall not be construed to prevent it from pursuing, either consecutively or concurrently, any and all other legal or equitable remedies available to it including the recovery of monetary damages.

18.	Survival of Representations and Warranties

The representations and warranties of the Corporation in this Warrant Certificate shall survive the execution and delivery of this Warrant Certificate and the consummation of the transactions contemplated hereby, notwithstanding any investigation by the Corporation or its agents.

19.	Interpretation Not Effected by Headings

A division of these terms and conditions into Sections and Subsections and the insertion of headings are for convenience of reference only and shall not effect the construction of interpretation thereof.

20.	Gender

Whenever used in this Warrant, unless the context otherwise requires, words importing the singular shall include the plural and vice versa, and words importing gender shall include all genders.

21.	Numbering of Articles

Unless otherwise stated, a reference herein to a number or lettered article, Section, Subsection, clause, subclause or schedule refers to the article, Section, Subsection, clause, subclause or schedule bearing that number or letter in this Warrant.

22.	Severability

If any covenant or provision herein or any portion hereof is determined to be void, unenforceable or prohibited by the law of any province or the local requirements of any provincial or federal government authority such shall not be deemed to affect or impair the validity of any other covenant or provision herein or a portion thereof, as the case may be, nor the validity of such covenant or provision or a portion thereof, as the case may be, in any other jurisdiction.

23.	Notices

All notices, reports or other communication required or permitted by this Warrant Certificate must be in writing and either delivered by hand or by any form of electronic communication by means of which a written or typed copy is produced by the receiver thereof and is effective on actual receipt unless sent by electronic means in which case it is effective on the business day next following the date of transmission, addressed to the relevant party, as follows:

(a)	to the Corporation:

161, Avenue Principale
Rouyn-Noranda (Québec) J9X 4P6

	Attention:	President
	Telecopier:	(819) 797-0166

(b)	to the Holder:

Suite 200
545, blvd. Crémazie East
Montreal (Québec) H2M 2W4

	Attention:	Vice-President – Legal Affairs
	Telecopier:	(514) 383-2500

24.	Enurement

This Warrant Certificate and all of its provisions shall enure to the benefit of the Holder, its successors and assigns and shall be binding upon the Corporation, its successors and assigns, provided, however, that the Holder may not assign this Warrant Certificate or any interest herein acceptable without the written consent of the Corporation, such consent not to be unreasonably withheld.

25.	Modification and Waiver

This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

26.	No Impairment

The Corporation will not, by amendment of its Articles of Incorporation or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against impairment.

27.	Language

This Warrant Certificate has been prepared in the English language at the express request of the parties hereto. Les parties aux présentes ont demandé que le présent certificat soit rédigé dans la langue anglaise.

28.	Time

Time shall be of the essence hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by the signature of a duly authorized officer effective this 31st day of October, 2011.

RICHMONT MINES INC.

Per:	(/s/) Martin Rivard
Name: Martin Rivard
Title: President and CEO

EXERCISE FORM

TO:	Richmont Mines Inc.

The undersigned hereby irrevocably exercises the right to acquire, on the basis of one Common Share for each of one Warrant represented by this Warrant Certificate, _____________________ Common Shares of Richmont Mines Inc. as constituted on October 31, 2011 (or such number of other securities or property to which such Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions of this Warrant Certificate in accordance with and subject to the provisions of this Warrant Certificate) and encloses herewith a cheque, wire transfer, bank draft or money order, in lawful money of Canada payable to the order of Richmont Mines Inc. in the amount of $_____________ representing the aggregate subscription price.

The Common Shares (or other securities or property) are to be issued as follows:

Name:
(print clearly)

Address in full:

Number of Common Shares:

Note: If further nominees intended, please attach (and initial) schedule giving these particulars.

DATED this day of ____, 20___

Witness	(Signature of Warrantholder)

Print full name

Print full address

Instructions:

1.

The registered holder may exercise its right to receive Common Shares by completing this form and surrendering this form and the Warrant Certificate representing the Warrants being exercised to the Corporation at its head office at 161, Avenue Principale, Rouyn-Noranda, Québec, J9X 4P6. Certificates for Common Shares will be delivered or mailed within three days after the exercise of the Warrants. The rights of the registered holder hereof cease if the Warrants are not exercised prior to 5:00 p.m. (Montreal time) on the Expiry Date.

2.

If the Exercise Form indicates that Common Shares are to be issued to a person or persons other than the registered holder of the Certificate, the signature of such holder of the Exercise Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.

3.

If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.

SUBSCRIPTION AGREEMENT

ENTERED INTO IN MONTREAL (QUEBEC) AS OF OCTOBER 31, 2011

AND:
FONDS RÉGIONAL DE SOLIDARITÉ ABITIBI-TÉMISCAMINGUE, SOCIÉTÉ EN COMMANDITE, a limited partnership duly formed under the Code civil du Québec having its head office at 201, Terminus Street West, Suite 3100, Rouyn-Noranda, Québec, J9X 2P7, acting through and represented by its general partner Fonds régionaux de solidarité inc., itself acting through and represented by Carl Gilbert, its Portfolio Manager, duly authorized for the purposes hereof as they so declare;

(hereinafter referred to as the "FRS")

AND:
MINES RICHMONT INC., a Corporation duly incorporated under the laws of the Province of Québec, having its head office at 161, Avenue Principale, Rouyn-Noranda, Quebec, J9X 4P6, acting through and represented by Martin Rivard, its President and by Nicole Veilleux, its Chief Financial Officer, duly authorized for the purposes hereof as they so declare;

(hereinafter referred to as the "Corporation")

WHEREAS the FRS wishes to subscribe for common shares of the Corporation, along with warrants, for a total consideration of $299,250 (the “Private Placement”);

THEREFORE, THE PARTIES MUTUALLY AGREE AS FOLLOWS:

1.	SUBSCRIPTION

	1.1.	The FRS hereby subscribes, as principal for its own account:

		1.1.1.	28,500 common shares of the Corporation (the “Shares”) for a total subscription price of $299,250; and

1.1.2.

7,125 warrants, each granting the FRS the right to subscribe for one common share of the Corporation, at a price of $13 per common share, at all times until 5PM on December 31, 2012 (the “Warrants”), the whole subject to the terms and conditions contained in the Warrants.

1.2.

The Corporation accepts the FRS’ subscription and agrees to issue the Shares and the Warrants for the consideration specified herein, which consideration is payable on the date hereof (the “Closing Date”) by cheque.

1.3.

The Corporation acknowledges having received from the FRS on the Closing Date a cheque payable to the Corporation in the amount of $ 299,250 which upon cashing by the Corporation promptly after the closing of the Private Placement will constitute full and final payment of the consideration for the issuance of the Shares and the Warrants.

1.4.

Provided that the cheques being delivered by the FRS and the Corporation on the Closing Date will not be certified, each of the FRS and the Corporation represent and warrant that each of the FRS and the Corporation have sufficient available funds for such cheques to be cashed in full, immediately, following the closing of the Private Placement.

2.	REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

The Corporation represents and warrants as of the date hereof to the FRS that which is indicated below. The Corporation acknowledges that each of the representations and warranties constitute an essential condition to the subscription by the FRS. The term “Corporation” means the Corporation and each of its Subsidiaries and Richmont means the Corporation only. “Subsidiaries” means any legal person in which the Corporation holds, directly or indirectly, a sufficient number of shares allowing for election of a majority of the members of the board of directors. The term “knowledge” or references to the “Knowledge of the Corporation” or “Richmont’s Knowledge” means the actual knowledge, after reasonable inquiry of Martin Rivard and Nicole Veilleux.

2.1.	As to the Corporation

2.1.1.

The Corporation is validly in existence. Schedule 2.1.1 attached hereto contains the articles of incorporation and by-laws of Richmont as at the date hereof. The Corporation is duly incorporated and organized and is in compliance with all laws governing its existence. The Corporation is not to its knowledge in default with respect to any material corporate filings or declarations required by such laws.

2.1.2.

Richmont has the capacity and necessary corporate powers to execute this Agreement and other ancillary documents related to the FRS’ investment (collectively the “Documentation”). All of the corporate procedures required to complete the investment of the FRS, including without limiting the generality of the foregoing, the required authorizations from the directors of Richmont in compliance with its constating law, have been obtained and all resolutions and/or by-laws have been adopted, authorized or, as the case may be, ratified in order to permit the closing of the investment of the FRS and execution of the Documentation, such that each agreement and related document becomes an enforceable undertaking which binds Richmont and which can be opposed to Richmont in accordance with its respective terms.

2.1.3.

Richmont is a reporting issuer complying in all material respects with the requirements of the Securities Act (Québec) and the applicable securities legislation of the provinces of British Columbia, Alberta, Ontario and Québec (collectively the “Applicable Securities Laws”). The issuance of the Shares and the Warrants is not and will not be effected in violation of any provision of the Applicable Securities Laws and the regulations and policies of the exchanges on which its shares are listed (the “Exchanges”) and the other regulatory authorities who have jurisdiction over Richmont. Richmont has no knowledge of any material default or violation of any requirement of the Applicable Securities Laws and of the regulations and policies of the Exchanges; in particular, to the knowledge of Richmont, there is no false or misleading information (as defined in Applicable Securities Laws) which could affect the value or the trading price of the Shares of Richmont, in any document filed by Richmont with applicable regulatory authorities or with an Exchange or otherwise posted on SEDAR (the “Disclosure Documents”). All material changes (as defined in Applicable Securities Laws) relating to the Corporation have been disclosed in the Disclosure Documents.

2.1.4.

There has been no suspension or cease trade order on the common shares of Richmont in the provinces of British Columbia, Alberta, Ontario and Québec and no proceeding to this effect has been commenced, is pending or, to Richmont’s knowledge, is being contemplated by a Regulatory Authority (as defined below).

2.1.5.	The signature of the Documentation and the compliance with the terms and conditions contained therein by Richmont:

2.1.5.1.

were subject to all of the authorizations, approvals, exemptions and consents required by applicable law or by the agreements to which Richmont is a party and do not contravene any provision of the articles of incorporation, by-laws or resolutions of Richmont, or any provision of any material contract to which it is a party;

2.1.5.2.	do not and will not result in any material adverse effect with respect to the assets of the Corporation; and

2.1.5.3.

do not and will not have the effect of (i) creating a default under any existing financing agreement of the Corporation, or (ii) permitting the execution of a lien, hypothec, security or other guarantee against the assets of the Corporation.

2.1.6.	The Corporation is not aware of any pending or threatened litigation or any circumstance which may hinder in any material adverse manner whatsoever one or more of the transactions contemplated herein.

2.1.7.

The Corporation validly holds all material licenses, permits, certificates, authorization certificates, authorizations, registrations, consents and other approvals (the “Permits”) required to carry on its business in the normal course, where and as is presently carried on by it. Each Permit is valid and in force and the operations and assets of the Corporation are in compliance with the Permits. The Corporation has no reason to believe, after reasonable inquiry, that any Permit will be revoked, suspended, cancelled or amended or will not be renewed as it becomes due.

2.1.8.

Richmont has no Subsidiaries other than those disclosed in Schedule 2.1.8 attached hereto. Except for the shares held in its Subsidiaries as disclosed in Schedule 2.1.8, Richmont neither owns, directly or indirectly, nor has offered or accepted to acquire shares or securities convertible into shares of any legal person. It holds no interest or participation in any legal person, joint venture or other commercial enterprise.

2.1.9.	The authorized share-capital of the Richmont is comprised of an unlimited number of common shares.

2.1.10.	As of October 28, 2011 there are 32,002,263 issued and outstanding shares of the Corporation.

2.1.11.

Except as disclosed in Schedule 2.1.11, no option or any other right to purchase or redeem shares of the Corporation, or any security convertible into shares, has been authorized or is outstanding and there is no agreement providing for any issuance thereof.

2.1.12.

To the knowledge of Richmont, there exists no shareholders agreement or other agreement or undertaking which governs, in any manner, the exercise of the voting rights attached to the shares of Richmont, except as disclosed in Schedule 2.1.12.

2.1.13.	The Corporation’s main activities (excluding those of its subsidiaries) are mining, mineral exploration and the development of mineral properties, primarily for gold.

2.1.14.	The value of the Corporation’s assets does not exceed $500,000,000 and its net worth is not more than $200,000,000, as evidenced by the Corporation’s latest annual financial statements filed on SEDAR.

2.1.15.	The Corporation’s headquarters and decision-making power are located in Québec. The amounts invested by the FRS will fund the exploration and development of the Corporation’s Wasamac Project.

2.2.	As to the books and ledgers

2.2.1.

The corporate minute books and ledgers of Richmont present fairly, in all material respects, all decisions of Richmont’s directors and shareholders and do not disclose any illegalities or irregularities. All transactions contemplated therein are in conformity with applicable laws in all material respects.

2.2.2.

The accounting books and records of Richmont, as well as all supporting documentation, present fairly and in all material respect the financial position of Richmont, in accordance with generally accepted accounting principles in Canada and International Financial Reporting Standards, as applicable.

2.3.	As to the business

2.3.1.

Richmont, its operations, assets and the property it owns, leases or occupies or which is otherwise under its control are in material compliance with applicable laws, regulations, directives, policies, guidelines, orders, judgments, decisions, injunctions, decrees or norms governing the conduct of the business of the Corporation.

2.4.	As of the assets

2.4.1.

Richmont holds valid title to all of its assets. Except as disclosed in Schedule 2.4.1 attached hereto, such assets are free and clear of any claim, hypothec, or other encumbrance whatsoever and the use of same is not subject to any restriction, other than public utility servitudes or royalties thereon. All royalties material to Richmont have been disclosed by Richmont in publicly filed documents.

2.4.2.

Richmont holds either freehold title, mining leases, mining concessions, mining claims, options or participating interests or other conventional property or proprietary interests or rights, recognized in the jurisdiction in which a particular property is located (collectively, “Mining Rights”), in respect of the ore bodies, minerals and metals located in properties in which Richmont has an interest as described in Richmont’s public disclosure record under valid, subsisting and enforceable title documents or other recognized and enforceable agreements or instruments, sufficient to permit Richmont to explore the minerals relating thereto. All property, options, leases or claims in which Richmont has an interest or right have been validly located and recorded in accordance in all material respects with all applicable laws and are valid and subsisting except where the failure to be so would not result in an material adverse effect. Richmont has all necessary surface rights, access rights and other necessary rights and interests relating to the properties in which Richmont has an interest as described in the Disclosure Documents granting Richmont the right and ability to explore for minerals, ore and metals for development purposes as are appropriate in view of the rights and interest therein of Richmont, with only such exceptions as do not interfere with the use made by Richmont of the rights or interest so held, except in respect of matters that do not and will not result in any material adverse effect; and the proprietary interests or rights and the documents, agreements and instruments and obligations relating thereto referred to above is currently in good standing in the name of Richmont, as applicable, except in respect of matters that do not and will not result in any material adverse effect.

2.4.3.

The list of properties and mining claims attached hereto as Schedule 2.4.3 represents all of the mining claims owned by Richmont (the “Mining Claims”). The Mining Claims are in good standing and, with respect to those Mining Claims located in the Province of Québec that have an expiry date prior to the date of this agreement or within 60 days after the date of this agreement, Richmont has filed with the Mining Recorder's Office in the Province of Québec the required work program, including payment of any applicable fees, and taken all required action to maintain the Mining Claims in good standing after such expiry date.

2.4.4.

To the knowledge of Richmont, there is no adverse claim against, or challenge to, the ownership of or title to, the Corporation’s interest in the Mining Rights or the Mining Claims, including any claims by any aboriginal or First Nations groups.

2.4.5.

Without limiting the generality of paragraph 2.1.3, the Corporation is in material compliance with National Instrument 43-101 – Standards of Disclosure for Mineral Projects adopted by the Canadian securities administrators and Regulation 43-101 respecting standards of disclosure for mineral projects (collectively “NI 43-101”) in connection with its properties and has prepared, filed and certified its technical reports in accordance with NI 43-101.

2.5.	As to the financial situation

2.5.1.

The audited consolidated financial statements of Richmont for the financial year ended December 31, 2010 as well as the interim unaudited consolidated financial statements for the second quarter ended June 30, 2011 (the “Financial Statements”) accurately present the financial position of the Corporation and have been prepared in accordance with Canadian generally accepted accounting principles, consistently applied in the same manner as prior financial years and International Financial Reporting Standards, as applicable.

2.5.2.

The accounts receivable set out in the Financial Statements arise from the ordinary course of business of the Corporation and, to the knowledge of the Corporation, can be collected or are the object of sufficient and normal allowances for doubtful accounts.

2.5.3.

Richmont has no contingent liabilities in excess of the liabilities that are either reflected or reserved against in the Financial Statements which would reasonably be expected to be material to the financial condition of Richmont on a consolidated basis. As of the date hereof and to the knowledge of Richmont, Richmont has no present actuarial liability in particular with respect to its pension or retirement funds, if any. Richmont has no material debts, commitments, obligations or guarantees which are not set out in the Financial Statements.

2.5.4.

There are no off-balance sheet transactions, arrangements, obligations (including contingent obligations) or other relationships of Richmont with unconsolidated entities or other persons that may have a material current or future effect on the financial condition, changes in financial condition, results of operations, earnings, cash flow, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses of Richmont on a consolidated basis or that would reasonably be expected to be material to an investor.

2.5.5.

Since January 1st, 2011, Richmont has operated its business in the ordinary course, in accordance with applicable law and has not incurred any expense or been a party to any transaction outside the ordinary course of business except as disclosed in the press releases and the material change reports filed on SEDAR form time to time since such date.

2.6.	As to the Tax status

2.6.1.

To Richmont’s knowledge, all federal, provincial, municipal and foreign taxes, consumer taxes, customs duties, capital taxes as well as all governmental charges including, in particular, payments to governmental pension plans, to employment insurance, to governmental health services or any other payments or deductions at source as well as all fees, interest and penalties related to such amounts (the “Taxes”) have been paid or have been the object of appropriate reserves in the Financial Statements. In particular, Richmont has always deducted, from each payment made to its officers and employees, the amount of all Taxes and has always paid such amounts to the appropriate recipients.

2.6.2.

To Richmont’s knowledge, it is not in default with respect to the filing of all returns, forms, reports, elections, schedules and all other documents which must be filed with respect to Taxes (the “Tax Returns”) and all such Tax Returns have been filed by the prescribed deadlines.

2.6.3.	To Richmont’s knowledge, except as disclosed in Schedule 2.6.3, it is not currently the subject of any audit or investigation.

2.6.4.

Richmont has completely paid and duly entered in its Financial Statements and accounting ledgers all of its Taxes for all financial years which ended prior to the date hereof and since effected all required installment payments.

2.6.5.	Richmont is a resident of Canada within the meaning of the tax laws.

2.6.6.	Richmont has never been and is not presently required to file Tax Returns with fiscal authorities in all jurisdictions where it carries on business.

2.6.7.

To Richmont’s knowledge, except with respect to (i) the acquisition of all of the issued and outstanding shares of Louvem Mines Inc. and (ii) the acquisition of Patricia Mining Corporation in the last five fiscal years, the Shares of Richmont have not been the object of a rollover or a tax election under the Income Tax Act (Canada) or the Taxation Act (Québec).

2.6.8.

None of the Tax Returns filed by the Corporation contain any false or misleading statement or omits any material information and all expenses deducted by Richmont for purposes of Taxes in such Tax Returns were justified and validly claimed.

2.7.	As to the contracts

2.7.1.

Richmont maintains adequate insurance with respect to the operation of its business, activities, business interruption, its assets and its liabilities as well as that of its directors. Richmont has fulfilled its obligations in respect of each insurance policy to which it has subscribed. Richmont has duly sent to the insurers all notices required to be given in respect of the policies, relating to any change or circumstance which could increase the risk stipulated in the policies.

2.7.2.

The Corporation respects all material contracts to which it is a party and to the Corporation’s knowledge all such contracts are valid, binding and enforceable. The Corporation is not in default or breach of any material contract, lease, agreement, undertaking or instrument to which it is a party.

2.7.3.	The Corporation has not received any notice of non-renewal or cancellation of any of its material contracts, leases, agreements, undertakings or instruments.

2.8.	Environmental situation

	2.8.1.	Richmont, its operations, assets and property it owns, leases or occupies or which is otherwise under its control are in material compliance with applicable Environmental Laws, as defined below.

2.8.2.

The Corporation holds all the material permits required to conduct its business in accordance with Environmental Laws (the “Environmental Permits”). The Corporation has no knowledge of any actual grounds that would lead to a suspension, revocation, expiration, non-renewal or cancellation of any Environmental Permits.

	2.8.3.	The Corporation has adopted an environmental policy, a copy of which is attached as Schedule 2.8.3.

	2.8.4.	Richmont is not currently the subject of an investigation or inspection by any federal, provincial or municipal environmental authority.

2.8.5.

The Corporation has not received a notice of violation or a notice of corrective measures to be implemented or a warning or a written or verbal request for information with respect to an investigation or inspection by a federal, provincial, regional or municipal body concerning environmental matters to the extent such notices, warnings or requests would have a material adverse effect on the operations of Richmont.

2.8.6.

For the purposes hereof “Environmental Laws” means a law, by- law, decree, directive, guideline, order, judgment, policy, requirement of any administrative or judicial authority relating to the environment or the protection thereof.

2.9.	As to litigation

2.9.1.

Except as disclosed in Schedule 2.9.1 attached hereto, there is no material actual or threatened litigation, including any class actions, against the Corporation or with respect to the assets of the Corporation which could result in a material adverse effect on the Corporation.

	2.9.2.	Richmont is not a party to any litigation for which a judgement or settlement remains unsatisfied.

2.10.	As to employees and service providers

2.10.1.

To the knowledge of the Corporation, the Corporation is in compliance with respect to all of the material reports it must complete and all of the assessments and contributions it is legally or contractually required to make as an employer.

2.10.2.

Except as disclosed in Schedule 2.10.2, the Corporation has not established or undertaken to establish a group insurance program, profit sharing plan, a pension or retirement benefit plan, a stock option plan and other programs.

	2.10.3.	The Corporation is not a party to any material labor conflict, grievance or dispute and, to the knowledge of the Corporation, none is threatened.

2.10.4.

All of the amounts owed or due to the employees of the Corporation as salary or severance pay at the date hereof including bonus, commissions, vacation pay or other types of remuneration due and payable as of the date hereof have been fully paid.

2.10.5.

No officer or key employee of Richmont has given notice that he (she) wishes to resign and Richmont has no knowledge of any information that any such officer or key employee could resign as result of the transactions contemplated herein or for any other reason.

2.11.	As to related party transactions

	2.11.1.	No director or officer of Richmont has any material financial interest in a person or business which competes with Richmont.

2.11.2.

Richmont has no loan or account receivable or payable held or payable to any person who is not at arm’s length to it in accordance with applicable tax law except as disclosed in the notes to the Financial Statements.

2.11.3.	To the knowledge of Richmont, Richmont has never effected any transaction the object of which was the sale or purchase of goods or services with non-arm’s length persons as such term is defined by the Income Tax Act (Canada) or Taxation Act (Quebec) for a consideration other than fair market value.

2.12.	Adverse facts or circumstances

	2.12.1.	Richmont has not made any declaration, representation or warranty herein or in any related document which is materially false, incorrect, incomplete or misleading.

3.	OBLIGATIONS OF THE CORPORATION

3.1.

The Corporation undertakes to use the total amount of the proceeds of the subscription of the FRS for its Wasamac Project, it being understood that any amounts received from the exercise of the Warrants may be allocated to the Corporation’s working capital.

4.	REPRESENTATIONS AND WARRANTIES

The FRS represents, warrants, covenants and acknowledges, as applicable, to the Corporation (and acknowledges that the Corporation is relying thereon) that as of the date hereof:

4.1.	The FRS is a limited partnership established and validly subsisting under the Code civil du Québec. The FRS has the corporate power to enter into and perform its obligations under this Agreement.

4.2.	The execution and delivery of and performance by the FRS of this Agreement has been duly and validly authorized by all necessary corporate or other action on the part of the FRS.

4.3.	This Agreement has been duly executed and delivered by the FRS and constitutes a legal, valid and binding agreement of the FRS enforceable against it in accordance with its terms.

4.4.

The execution and delivery of and performance of this Agreement do not and will not (or would not with the giving of notice, the lapse of time or the happening of any other event of condition) result in a breach or violation of or a conflict with, or allow any other person to exercise any rights under any of the terms or provisions of the FRS’ constating documents or by-laws, or any provision of any material contract to which the FRS is a party to.

4.5.

The subscription for Shares and Warrants by the FRS and the decision to subscribe for such Shares and Warrants and execute this Agreement has been based entirely upon this Agreement and information contained in the public record and that Richmont has not provided any representation to the FRS other than as contained herein.

4.6.

The distribution of the Shares and Warrants pursuant to this Agreement has not been made through, or as a result of, and is not being accompanied by, (i) a general solicitation, (ii) any advertisements including articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or (iii) any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

4.7.

The FRS is acquiring the Shares and Warrants as principal for its own account and not as agent and is acquiring the Shares and Warrants for investment purposes only and not with a view to resale or distribution. The FRS is a resident of Québec and is an “accredited investor”, as such term is defined in National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-106”), and it has concurrently executed and delivered a Representation Letter in the form attached as Exhibit 1 hereto and specifically represents and warrants that one or more of the categories set forth in Appendix “A” attached thereto correctly, and in all respects, describes the FRS, and will describe the FRS at closing of the purchase and sale of the Shares and Warrants, and the FRS has so indicated by initialing the category in such Appendix “A” which so describes it.

4.8.

The FRS has been independently advised as to and is aware of the resale restrictions under Applicable Securities Laws with respect to the Shares and the Warrants and the Shares underlying the Warrants.

4.9.	None of the funds that the FRS is using to purchase the Shares are to the knowledge of the FRS, proceeds obtained or derived, directly or indirectly, as a result of illegal activities.

4.10.	No person has made any oral or written representations to the FRS: (i) that any person will resell or repurchase the Shares or Warrants; or (ii) as to the future value or price of any of the Shares.

4.11.	The FRS has such knowledge of financial and business affairs as to be capable of evaluating the merits and risks of its investment and is able to bear the economic risk of loss of its investment.

5.	ACKNOWLEDGEMENTS OF THE FRS

5.1.

The offer, sale and issuance of the Shares and Warrants is exempt from the prospectus and registration requirements of Applicable Securities Laws and, as a result: (i) the FRS will not receive information that would otherwise be required under Applicable Securities Laws or be contained in a prospectus prepared in accordance with Applicable Securities Laws, (ii) the FRS is restricted from using most of the protections, rights and remedies available under Applicable Securities Laws, including statutory rights of rescission or damages, and (iii) the Corporation is relieved from certain obligations that would otherwise apply under Applicable Securities Laws.

5.2.

No prospectus has been filed with any securities commission or similar regulatory authority in the provinces of British Columbia, Alberta, Ontario or Québec (collectively, the “Regulatory Authorities”) and no Regulatory Authority has made any finding or determination as to the merit for investment in, or made any recommendation or endorsement with respect to, the Shares or Warrants.

5.3.

The Shares and Warrants have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws and the Shares and Warrants may not be offered or sold in the United States or to a U.S. person except in compliance with the requirements of an exemption from registration under the U.S. Securities Act and any applicable state securities laws.

5.4.	The Shares and Warrants are being offered for sale only on a “private placement” basis.

5.5.

The certificates representing the Shares and Warrants (and any replacement certificate issued prior to the expiration of the applicable hold periods) will bear the following legend in accordance with Applicable Securities Laws:

“UNLESS PERMITTED UNDER SECURITIES LEGISALTION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITIY BEFORE MARCH 1, 2012.”

5.6.

The certificate representing the Shares and Warrants (and any replacement certificate issued prior to the expiration of the applicable hold periods) will bear a legend substantially in the form of the following legend as required by the TSX:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, PRIOR TO [INSERT DATE WHICH IS FOUR MONTHS FROM THE DATE OF ISSUANCE], 2012, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERRABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT ‘GOOD DELIVERY’ IN SETTLEMENT OF TRANSACTIONS ON THE TSX.”

5.7

The certificate representing the Shares (and any replacement certificate issued prior to the applicable hold periods) will also bear a legend substantially in the form of the following legend in accordance with the Corporation’s Shareholder Rights Plan Agreement dated March 28, 2011:

“UNTIL THE SEPARATION TIME (DEFINED IN THE RIGHTS AGREEMENT REFERRED TO BELOW), THIS CERTIFICATE ALSO EVIDENCES THE RIGHTS OF THE HOLDER DESCRIBED IN A SHAREHOLDER RIGHTS PLAN AGREEMENT DATED AS OF MARCH 28, 2011 AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME (THE "RIGHTS AGREEMENT"), BETWEEN RICHMONT MINES INC. (THE "COMPANY") AND COMPUTERSHARE INVESTOR SERVICES INC., THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES SET OUT IN THE RIGHTS AGREEMENT, THE RIGHTS MAY EXPIRE, MAY BECOME NULL AND VOID OR MAY BECOME EXERCISABLE AND SHALL THEREAFTER BE EVIDENCED BY SEPARATE CERTIFICATES AND NO LONGER EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL OR ARRANGE FOR THE MAILING OF A COPY OF THE RIGHTS AGREEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE AS SOON AS PRACTICABLE AFTER THE RECEIPT OF A WRITTEN REQUEST THEREFOR.”

5.8.

The Shares and Warrants may not be sold in Canada or to Canadian residents unless, if applicable, the sale is made pursuant to an available exemption from the prospectus and registration requirements under the securities legislation in the Canadian purchaser’s province or territory of residence or the required “hold” period under Canadian securities legislation has expired.

5.9.

The Private Placement is subject to regulatory consent from the TSX and NYSE Amex, and the listing of (i) the Shares, and (ii) the Shares underlying the Warrants are subject to the approval of the TSX and NYSE Amex.

6.	COVENANTS OF THE FRS

6.1.

The FRS will comply with Applicable Securities Laws concerning the subscription, purchase, holding and resale restrictions of the Shares and Warrants and will consult with its legal advisers with respect to complying with resale restrictions under Applicable Securities Laws with respect to the Shares and the Warrants.

6.2.

The FRS will execute, deliver, file and otherwise assist the Corporation in filing any reports, undertakings and other documents required under Applicable Securities Laws in connection with the offer, sale and issuance of the Shares and Warrants.

7.	INDEMNIFICATION

7.1.

The Corporation agrees that the representations, warranties and covenants of the Corporation herein will be true and correct as of the Closing Date and will survive for a period of eighteen (18) months following such Closing Date, except (i) with respect to tax matters where the representations and warranties will continue to have full force and effect until the expiry of a period of sixty (60) days after the date at which the statute of limitations expires for action by the applicable tax authorities, (ii) in case of fraud, in which case no time limit shall be applicable, and (iii) with respect to the representations and warranties set out in Sections 2.1.1, 2.1.2, 2.1.5, 2.1.9 and 2.1.10 will continue to have full force and effect without regard to a time limitation. The representations, warranties and covenants of the Corporation herein are made with the intent that they be relied upon by the FRS in determining the Private Placement and the Corporation agrees to indemnify and save harmless the FRS and its respective affiliates, shareholders, directors, officers, employees, partners and agents from and against any and all loss, liability, claim or damage arising out of or based upon any representation or warranty of the Corporation contained herein not being true and accurate or any breach or failure by the Corporation to comply with any covenant or agreement made by the Corporation herein.

7.2.

The FRS agrees that the representations, warranties and covenants of the FRS herein will be true and correct as of the Closing Date and will survive such Closing Date. The representations, warranties and covenants of the FRS are made with the intent that they be relied upon in determining the eligibility of the FRS to subscribe for the Shares and Warrants and the FRS agrees to indemnify and save harmless the Corporation and its respective affiliates, shareholders, directors, officers, employees, partners and agents from and against any and all loss, liability, claim or damage arising out of or based upon any representation or warranty of the FRS contained herein not being true and accurate or any breach or failure by the FRS to comply with any covenant or agreement made by the FRS herein or in any document furnished by the FRS to the Corporation in connection herewith.

8.	NOTICE

Any notice or other communication which must be given in accordance herewith shall be in writing and sent by telecopier or by messenger to the addresses set out hereunder or to the address or fax number set out in a written notice from one party to the other:

Fonds régional de solidarité
Abitibi-Témiscamingue, s.e.c.

Suite 3100
201,Terminus Street West
Rouyn-Noranda, Québec J9X 2P7

To the attention of: Regional Director

Telecopier : 819 762-8335

Mines Richmont inc.
161, Avenue Principale
Rouyn-Noranda, Québec J9X 4P6

To the attention of the President

Telecopier: (819) 797-0166

Any notice given as aforesaid shall be presumed to have been received on the date of its receipt by the addressee.

9.	CONFIDENTIALITY

The FRS agrees that as long as such information is not part of the public domain or required to be disclosed in accordance with applicable law, it will not disclose, publish or reveal in any manner whatsoever and to whomever, any information contained herein.

10.	INTERPRETATION

10.1.	The recitals and the schedules form an integral part of this agreement.

10.2.

No modification or amendments to this agreement shall be valid and binding unless set forth in writing and duly executed by all parties hereto and no waiver of any breach of any term or provision of this agreement shall be effective or binding unless made in writing and signed by the party purporting to give same and, unless otherwise provided, shall be limited to the specific breach waived.

10.3.

Any decision of an arbitration board or a court to the effect that any of the provisions of this agreement are null and unenforceable shall in no way affect the other provisions of this agreement or their validity or enforceability.

10.4.	As the context requires, words importing the singular number include the plural, words importing the masculine gender include the feminine gender, and vice versa.

10.5.	The division of this Agreement into Sections and Subsections and the insertion of headings are for convenient reference only and are not to affect its interpretation.

10.6.

This Agreement becomes effective when executed by all parties to it. After that time, it will be binding upon and enure to the benefit of the parties and their respective successors, heirs, executors, administrators and legal representatives. This Agreement is not transferrable or assignable by any party to it.

10.7.

This Agreement and the certificates representing the Warrants entered into between the Corporation and FRS as of the date hereof and the other documents delivered pursuant to hereto and thereto constitute the full and entire understanding and agreement between the parties with respect to the transactions contemplated herein and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. For greater certainty, upon execution of this Agreement, this Agreement shall supersede and replace the letter of intent dated October 21, 2011 between the parties in its entirety.

10.8.

This Agreement including the Schedules may be executed in any number of counterparts (including counterparts by Facsimile or email in Portable Document Format (“PDF”)) and all such counterparts taken together will be deemed to constitute one and the same document.

10.9.

The present agreement shall be interpreted and governed by the laws in force in the Province of Quebec and the federal laws of Canada applicable therein. The parties hereby irrevocably accept the jurisdiction of the courts of Québec.

10.10.	This Agreement is written in English at the express request of the Parties. Ce contrat est rédigé en anglais à la demande expresse des parties.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement at the place and on the date referred to above.

FONDS RÉGIONAL DE SOLIDARITÉ ABITIBI-
TÉMISCAMINGUE, SOCIÉTÉ EN COMMANDITE
acting through its general partner
FONDS RÉGIONAUX DE SOLIDARITÉ FTQ INC.

Per:	(/s/) Carl Gilbert
Carl Gilbert
Portfolio Manager

MINES RICHMONT INC.

Per:	(/s/) Martin Rivard	Per:	(/s/) Nicole Veilleux
	Martin Rivard		Nicole Veilleux
	President		Financial Director

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE MARCH 1, 2012.

THE COMMON SHARES UNDERLYING THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, PRIOR TO MARCH 1, 2012, THE SAID COMMON SHARES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT ‘GOOD DELIVERY’ IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

THIS WARRANT CERTIFICATE AND THE WARRANTS REPRESENTED HEREBY ARE NON-TRANSFERRABLE.

WARRANT CERTIFICATE

Richmont Mines Inc.

(the “Corporation”)

Warrant Certificate
No. October-2011-FTQ

THIS IS TO CERTIFY THAT, for value received, Fonds régional de solidarité Abitibi-Témiscamingue, s.e.c. (the “Holder”) is the registered holder of a warrant (the “Warrant”) evidencing a right issued by Richmont Mines Inc. (the “Corporation”) to the Holder to subscribe and purchase up to and including 7,125 fully paid and non-assessable common shares in the capital of the Corporation without nominal or par value (“Common Shares”) at the Exercise Price (as hereinafter defined), upon the terms and conditions as hereinafter set forth.

1.	Exercise Date

The right granted hereunder to purchase Common Shares shall be exercised at the option of the Holder, at all times, on or before 5:00 p.m., Montreal time on December 31, 2012 (the “Expiry Date”), after which all rights conferred hereunder shall be void and of no further value.

Notwithstanding anything to contrary contained herein, commencing April 1, 2012, the Corporation may, if and only if the Current Market Price (as hereinafter defined) of the Common Shares of the Corporation is higher than $17.00, subject to adjustments in accordance with Section 13 hereof, (the “Acceleration Price”):

(i)	accelerate the term of the Warrants to a sixty (60) day period following the reception by the Holder of a written notice to that effect; or

(ii)	demand that the Holder exercise all of its Warrants in the five (5) business days following the reception by the Holder of a written notice to that effect;

(each, an “Acceleration Period”).

In the event that an Acceleration Period is triggered pursuant to this Section 1, the Warrants which are not exercised during the Acceleration Period shall be void and of no further value. For greater certainty, the Holder shall have the right to exercise its Warrants on or before 5:00 p.m., Montreal time, on the last date of the Acceleration Period.

2.	Exercise Price

The price at which this Warrant Certificate may be exercised is $13.00 per Common Share payable in lawful money in Canada (the “Exercise Price”), subject to adjustments as set out herein.

3.	Payment

The rights granted hereunder may be exercised by the Holder hereof completing the exercise form attached hereto and made a part hereof and delivering same to the principal office of the Corporation, in the City of Rouyn-Noranda, in the Province of Québec, together with this certificate and the purchase price of the Common Shares subscribed for. The purchase price is payable by cash, cheque, wire transfer, bankers’ draft or telegraphic transfer of funds payable in Canadian funds to or to the order of the Corporation.

4.	Share Certificate

Upon compliance with the conditions as aforesaid, the Corporation will cause to be issued to the person or persons in whose name or names the shares are subscribed for, which Common Shares so subscribed for shall be issued as fully paid and non-assessable shares, free from all liens, charges and encumbrances and such person or persons shall be deemed upon presentation and payment as aforesaid, to be the holder or holders of record of such Common Shares. Within three (3) days of compliance with the conditions aforesaid, the Corporation will cause to be mailed or delivered to the holder at the address or address specified in the subscription form a certificate or certificates evidencing the number of Common Shares subscribed for.

5.	Exercise in Whole or in Part

This Warrant may be exercised in whole or in part, and if exercised in part, the Corporation shall issue another certificate evidencing the remaining rights to purchase Common Shares, provided that any such right shall terminate on the Expiry Date.

6.	No Rights of Shareholder Until Exercise

The Holder hereof shall have no rights whatsoever as a shareholder (including any right to receive dividends or other distribution to shareholders or to vote at a general meeting of the shareholders of the Corporation), other than with respect to Common Shares in respect of which the Holder shall have exercised his right to purchase hereunder and which the Holder shall have actually taken up and paid for.

7.	No Fractional Common Shares

No fractional Common Shares will be issued upon exercise of this Warrant Certificate and the number of shares to be issued upon exercise of this Warrant Certificate shall be rounded down to the next whole number of Common Shares. The Corporation shall, in lieu of issuing any fractional share to which the holder hereof would otherwise be entitled, pay to the holder entitled to such fractional share an amount in cash equal to such fraction multiplied by the then effective Exercise Price.

8.	Non-Transfer of Warrants

The Warrants represented hereby shall not be transferrable by the Holder in whole or in part.

9.	Substitution for Lost Warrants

Upon receipt of evidence satisfactory to the Corporation, acting reasonably, of the loss, theft, destruction or mutilation of this Warrant Certificate, the Corporation will issue to the Holder a replacement certificate (containing the same terms and conditions as this Warrant Certificate). All expenses incurred by the Corporation in connection with the issuance of a replacement certificate shall be the responsibility of the Holder.

10.	Covenants by the Corporation

The Corporation hereby covenants and agrees as follows:

(a)	it will at all times maintain its corporate existence;

(b)	it will reserve and there will remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the rights of acquisition provided for in the Warrant Certificate;

(c)	all Common Shares issued upon exercise of the right to purchase provided for herein shall, upon payment of the Exercise Price therefore, be issued as fully paid and non- assessable shares;

(d)

it will, at its expense and as expeditiously as possible, use its reasonably commercial efforts to cause all Common Shares issuable upon the exercise of the Warrants to be duly conditionally accepted for listing on any stock exchange upon which the Common Shares of the Corporation may be listed prior to the issuance of such Common Shares;

(e)

it will make all requisite filings under applicable securities legislation and the rules and regulations made thereunder including those necessary to remain a reporting issuer not in default of any requirement under such legislation, rules and regulations; and

(f)

it will keep or cause to be kept proper books of account in accordance with good bookkeeping practice and will send to the Holder copies of all financial statements and other material furnished to the holders of Common Shares.

11.	Representations and Warranties of the Corporation

The Corporation hereby represents and warrants that:

(a)

the Corporation is a corporation duly organized, validly existing and in good standing under the laws of the Province of Québec and has all requisite corporate capacity, power and authority to carry on its business, and to own its properties and assets;

(b)	it is duly authorized and has all necessary corporate power and authority to create and issue the Warrants evidenced hereby and the Common Shares issuable upon the exercise of the Warrants;

(c)

this Warrant Certificate has been duly executed and the Warrants evidenced hereby represent a valid, legal and binding obligation of the Corporation enforceable in accordance with its own terms, and the Corporation has the power and authority to issue this Warrant Certificate and to perform each of its obligations as herein contained; and

(d)

the execution and delivery of this Warrant (i) is not, and the issuance of the Common Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Corporation's articles or by-laws, and (ii) does not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Corporation.

12.	No Obligation of Holder

Except as provided in Section 1 (ii), the parties agree that the Holder shall have no obligation to the Corporation to exercise the Warrants.

13.	Anti-Dilution Protection

13.1	Definitions

For the purposes of this Section 13, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below will have the respective meanings specified therefor in this Subsection:

(a)	“Adjustment Period” means the period commencing on the date of issue of this Warrant Certificate and ending on the Expiry Date;

(b)

“Current Market Price” mean at any date the weighted average of the daily averages of the highest and lowest market price for the Common Shares traded on the Toronto Stock Exchange (the “TSX”) during the twenty (20) days where transactions have been recorded on those Common Shares, consecutive or not as the case may be, immediately preceding the date on which the calculation is made.

13.2	Adjustments

The Exercise Price and the Acceleration Price and the number of Common Shares issuable to the Holder pursuant to this Warrant Certificate will be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If at any time during the Adjustment Period the Corporation:

	(i)	fixes a record date for the issues of, or issue, Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend;

(ii)

fixes a record date for the distribution to, or makes a distribution to, the holders of all or substantially all of the Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares;

	(iii)	subdivides, redivides or changes the outstanding Common Shares into a greater number of Common Shares; or

	(iv)	consolidates, reduces or combines the outstanding Common Shares into a lesser number of Common Shares;

(any of such events in subclauses (i), (ii) (iii) and (iv) above being herein called a “Common Share Reorganization”), the Exercise Price and the Acceleration Price will be adjusted on the earlier of the record date on which holders of Common Shares are determined for the purposes of the Common Share Reorganization and the effective date of the Common Share Reorganization to the amount determined by multiplying the Exercise Price and the Acceleration Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

(A)	the numerator of which will be the number of Common Shares outstanding on such record date or effective date before giving effect to such Common Share Reorganization; and

(B)

the denominator of which will be the number of Common Shares which will be outstanding immediately after giving effect to such Common Share Reorganization (including in the case of a distribution of securities exchangeable for or convertible into Common Shares, the number of Common Shares that would be outstanding had such securities all been exchanged for or converted into Common Shares on such date).

To the extent that any adjustment in the Exercise Price and the Acceleration Price occurs pursuant to this clause 13.2(a) as a result of the fixing by the Corporation of a record date for the distribution of securities exchangeable for or convertible into Common Shares, the Exercise Price and the Acceleration Price will be readjusted immediately after the expiry of any relevant exchange or conversion right to the Exercise Price and the Acceleration Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and will be further readjusted in such manner upon the expiry of any further such right.

(b)

If at any time during the Adjustment Period the Corporation fixes a record date for the issue or distribution of rights, options or warrants to the holders of all or substantially all of the outstanding Common Shares pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share at the date of issue of such securities) of less than 95% of the Current Market Price of the Common Shares on such record date (any of such events being herein called a “Rights Offering”), the Exercise Price and the Acceleration Price will be adjusted effective immediately after the record date for the Rights Offering to the amount determined by multiplying the Exercise Price and the Acceleration Price in effect on such record date by a fraction:

(i)	the numerator of which will be the aggregate of

	(A)	the number of Common Shares outstanding on the record date for the Rights Offering; and

	(B)	the number determined by dividing

(I)

either (a) the product of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Common Shares are offered, or, (b) the product of the exchange or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted, as the case may be, by

		(II)	the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(ii)

the denominator of which will be the aggregate of the number of Common Shares outstanding on such record date and the number of Common Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares for or into which such securities may be exchanged or converted).

If by the terms of the rights, options, or warrants referred to in this clause 13.2(b), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, will be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Common Share, as the case may be. Any Common Shares owned by or held for the account of the Corporation will be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price and the Acceleration Price occurs pursuant to this clause 13.2(b) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants referred to in this clause 13.2(b), the Exercise Price and the Acceleration Price will be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price and the Acceleration Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry.

(c)	If at any time during the Adjustment Period the Corporation fixes a record date for the issue or distribution to the holders of all or substantially all of the Common Shares of:

	(i)	shares of the Corporation of any class other than Common Shares;

(ii)

rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares (other than rights, options or warrants pursuant to which holders of Common Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Common Shares at a price per share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share at the date of issue of such securities) of at least 95% of the Current Market Price of the Common Shares on such record date);

	(iii)	evidences of indebtedness of the Corporation; or

	(iv)	any property or assets of the Corporation;

and if such issue or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price and the Acceleration Price will be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price and the Acceleration Price in effect on the record date for the Special Distribution by a fraction:

(A)	the numerator of which will be the difference between

	(I)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, and

(II)

the fair value, as determined by the directors of the Corporation acting reasonably, to the holders of the Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

(B)	the denominator of which will be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Corporation will be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price and the Acceleration Price occurs pursuant to this clause 13.2(c) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares referred to in this clause 13.2(c), the Exercise Price and the Acceleration Price will be readjusted immediately after the expiry of any relevant exercise, exchange or conversion right to the amount which would then be in effect if the fair market value had been determined on the basis of the number of Common Shares issued and remaining issuable immediately after such expiry.

(d)	If at any time during the Adjustment Period there occurs:

(i)

a reclassification or redesignation of the Common Shares, any change of the Common Shares into other shares or securities or any other capital reorganization involving the Common Shares other than a Common Share Reorganization;

(ii)

a consolidation, amalgamation or merger of the Corporation with or into any other body corporate which results in a reclassification or redesignation of the Common Shares or a change or exchange of the Common Shares into other shares or securities; or

	(iii)	the transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being herein called a “Capital Reorganization”), after the effective date of the Capital Reorganization:

(iv)

the Holder will be entitled to receive, and shall accept, upon exercise of the Warrants, in lieu of the number of Common Shares to which the Holder was theretofore entitled upon the exercise of the Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Common Shares to which the Holder was theretofore entitled to purchase or receive upon the exercise of the Warrants; and

(v)

the Exercise Price and the Acceleration Price shall, on the effective date of the Capital Reorganization, be adjusted by multiplying the Exercise Price and the Acceleration Price, as the case may be, in effect immediately prior to such Capital Reorganization by the number of Common Shares purchasable pursuant to this Warrant Certificate immediately prior to the Capital Reorganization, and dividing the product thereof by the number of successor securities determined in Section 13.2(d)(iv) above.

If necessary, as a result of any Capital Reorganization, appropriate adjustments will be made in the application of the provisions of this Section 13.2(d) with respect to the rights and interest thereafter of the Holder to the end that the provisions of this Section 13.2(d) will thereafter correspondingly be made applicable as nearly as may reasonably be practicable in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants.

(e)

If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price and the Acceleration Price occurs pursuant to the provisions of clauses 13.2(a), (b) or (c) hereof, then the number of Common Shares issuable upon the subsequent exercise of the Warrants will be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Common Shares issuable upon the exercise of the Warrants immediately prior to such adjustment or readjustment by a fraction which will be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price and the Acceleration Price.

13.3	Rules

The following rules and procedures will be applicable to adjustments made pursuant to Section 13.2 of this Warrant Certificate.

(a)	Subject to the following provisions of this Section 13.3, any adjustment made pursuant to Section 13.2 hereof will be made successively whenever an event referred to therein will occur.

(b)

No adjustment in the Exercise Price and the Acceleration Price will be required unless the adjustment would result in a change of at least one per cent in the Exercise Price and the Acceleration Price then in effect and no adjustment will be made in the number of Common Shares purchasable or issuable on the exercise of the Warrants unless it would result in a change of at least one one-hundredth of a Common Share; provided, however, that any adjustments which except for the provisions of this Section 13.3(b) would otherwise have been required to be made will be carried forward and taken into account in any subsequent adjustment.

(c)

No adjustment in the Exercise Price and the Acceleration Price or in the number or kind of securities purchasable on the exercise of the Warrants will be made in respect of any event described in Section 13.3 hereof if the Holder is entitled to participate in such event on the same terms mutatis mutandis as if the Holder had exercised the Warrants prior to or on the record date or effective date, as the case may be, of such event.

(d)

If the Corporation sets a record date to determine holders of Common Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and will, thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, no adjustment in the Exercise Price and the Acceleration Price or the number of Common Shares purchasable upon the exercise of the Warrants will be required by reason of the setting of such record date.

(e)

In any case in which this Warrant Certificate requires that an adjustment become effective immediately after a record date for an event referred to in Section 13.2 hereof, the Corporation may defer, until the occurrence of such event:

(i)

issuing to the Holder, to the extent that the Warrants are exercised after such record date and before the occurrence of such event, the additional Common Shares issuable upon such exercise by reason of the adjustment required by such event; and

(ii)

delivering to the Holder any distribution declared with respect to such additional Common Shares after such record date and before such event; provided, however, that the Corporation delivers to the Holder an appropriate instrument evidencing the right of the Holder, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price and the Acceleration Price or the number of Common Shares purchasable upon the exercise of the Warrants and to such distributions declared with respect to any such additional Common Shares issuable on the exercise of the Warrants.

(f)

If a dispute arises at any time with respect to any adjustment of the Exercise Price and the Acceleration Price or the number of Common Shares purchasable pursuant to this Warrant Certificate, such dispute will be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act by such other firm of independent chartered accountants as may be selected by the directors, acting reasonably.

(g)

Notwithstanding anything to the contrary contained in this Section 13, no adjustment shall be made in the acquisition rights attached to the Warrants if the issue of Common Shares is being made pursuant to this Warrant Certificate, pursuant to any stock option, stock option plan or stock purchase plan in force from time to time for officers or employees of the Corporation, or pursuant to any stock option granted by the Corporation prior to the date of this Warrant Certificate.

(h)

Adjustments to the Exercise Price and the Acceleration Price or the number of Common Shares purchasable pursuant to this Warrant Certificate may be subject to the prior approval of the Toronto Stock Exchange.

13.4	Taking of Actions

As a condition precedent to the taking of any action which would require an adjustment pursuant to Section 13.2 hereof, the Corporation shall take any action which may, in the opinion of the Corporation's legal counsel, be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable shares all of the Common Shares which the Holder is entitled to receive in accordance with the provisions of this Warrant Certificate.

13.5	Notice of Adjustments

Whenever an adjustment is to be made pursuant to this Section 13 hereof, the Corporation shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the revised Exercise Price and/or Acceleration Price after giving effect to such adjustment and shall cause a copy of such certificate to be mailed to the holder of this Warrant.

14.	Change of Control

For the purpose of this Section 14, the following terms have the following meanings:

“Change of Control Event” means (i) an offer from a third party to purchase 50% or more of the issued and outstanding common shares of the Corporation; (ii) a consolidation, amalgamation, arrangement, take-over, reverse take-over or merger of the Corporation with or into any other corporation or other entity where the shareholders of the Corporation immediately prior to such transaction will not beneficially own, immediately after such transaction, shares entitling such shareholders to more than fifty percent (50%) of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors; (iii) the sale or disposition of all or substantially all of the assets of the Corporation; or (iv) any decision of the Corporation to wind-up, liquidate or dissolve.

Notwithstanding anything to the contrary contained herein, in the event of a Change of Control Event, the Corporation may, in its sole discretion, without the necessity or requirement for the agreement of the Holder hereof: (i) accelerate, conditionally or otherwise, on such terms as it sees fit, the Expiry Date of the Warrants, provided, however, that the Holder shall have at least five (5) business days to exercise its Warrants following the reception by the Holder of a written notice to this effect; and (ii) terminate, following the successful completion of such Change of Control Event, on such terms as it sees fit, the Warrants not exercised prior to the successful completion of such Change of Control Event. The determination of the board of directors of the Corporation in respect of any such Change of Control Event shall for the purposes of this Warrant Certificate be final, conclusive and binding.

15.	Legend

Any certificate representing Common Shares issued upon exercise of the Warrants prior to the date which is four months and one day after the date hereof will bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, PRIOR TO MARCH 1, 2012, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERRABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT ‘GOOD DELIVERY’ IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NO TRADE THE SECURITY BEFORE MARCH 1, 2012."

16.	Governing Law

This Warrant shall be governed by the laws of the Province of Québec and the federal laws of Canada applicable therein.

17.	Remedies

In the event of a violation, contravention, breach or threatened breach of this Warrant Certificate by the Corporation, the Holder shall be entitled to seek equitable relief without limitation both temporary and permanent injunctive relief or safeguard order. The right of the Holder to injunctive relief shall be in addition to any and all other remedies available to it and shall not be construed to prevent it from pursuing, either consecutively or concurrently, any and all other legal or equitable remedies available to it including the recovery of monetary damages.

18.	Survival of Representations and Warranties

The representations and warranties of the Corporation in this Warrant Certificate shall survive the execution and delivery of this Warrant Certificate and the consummation of the transactions contemplated hereby, notwithstanding any investigation by the Corporation or its agents.

19.	Interpretation Not Effected by Headings

A division of these terms and conditions into Sections and Subsections and the insertion of headings are for convenience of reference only and shall not effect the construction of interpretation thereof.

20.	Gender

Whenever used in this Warrant, unless the context otherwise requires, words importing the singular shall include the plural and vice versa, and words importing gender shall include all genders.

21.	Numbering of Articles

Unless otherwise stated, a reference herein to a number or lettered article, Section, Subsection, clause, subclause or schedule refers to the article, Section, Subsection, clause, subclause or schedule bearing that number or letter in this Warrant.

22.	Severability

If any covenant or provision herein or any portion hereof is determined to be void, unenforceable or prohibited by the law of any province or the local requirements of any provincial or federal government authority such shall not be deemed to affect or impair the validity of any other covenant or provision herein or a portion thereof, as the case may be, nor the validity of such covenant or provision or a portion thereof, as the case may be, in any other jurisdiction.

23.	Notices

All notices, reports or other communication required or permitted by this Warrant Certificate must be in writing and either delivered by hand or by any form of electronic communication by means of which a written or typed copy is produced by the receiver thereof and is effective on actual receipt unless sent by electronic means in which case it is effective on the business day next following the date of transmission, addressed to the relevant party, as follows:

(a)	to the Corporation:

161, Avenue Principale
Rouyn-Noranda (Québec) J9X 4P6

	Attention:	President
	Telecopier:	(819) 797-0166

(b)	to the Holder:

Suite 200
545, blvd. Crémazie East
Montreal (Québec) H2M 2W4

	Attention:	Vice-President – Legal Affairs
	Telecopier:	(514) 383-2500

24.	Enurement

This Warrant Certificate and all of its provisions shall enure to the benefit of the Holder, its successors and assigns and shall be binding upon the Corporation, its successors and assigns, provided, however, that the Holder may not assign this Warrant Certificate or any interest herein acceptable without the written consent of the Corporation, such consent not to be unreasonably withheld.

25.	Modification and Waiver

This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

26.	No Impairment

The Corporation will not, by amendment of its Articles of Incorporation or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against impairment.

27.	Language

This Warrant Certificate has been prepared in the English language at the express request of the parties hereto. Les parties aux présentes ont demandé que le présent certificat soit rédigé dans la langue anglaise.

28.	Time

Time shall be of the essence hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by the signature of a duly authorized officer effective this 31st day of October, 2011.

RICHMONT MINES INC.

Per:	(/s/) Martin Rivard
Name: Martin Rivard
Title: President and CEO

EXERCISE FORM

TO:	Richmont Mines Inc.

The undersigned hereby irrevocably exercises the right to acquire, on the basis of one Common Share for each of one Warrant represented by this Warrant Certificate, _____________________ Common Shares of Richmont Mines Inc. as constituted on October 31, 2011 (or such number of other securities or property to which such Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions of this Warrant Certificate in accordance with and subject to the provisions of this Warrant Certificate) and encloses herewith a cheque, wire transfer, bank draft or money order, in lawful money of Canada payable to the order of Richmont Mines Inc. in the amount of $_____________ representing the aggregate subscription price.

The Common Shares (or other securities or property) are to be issued as follows:

Name:
(print clearly)

Address in full:

Number of Common Shares:

Note: If further nominees intended, please attach (and initial) schedule giving these particulars.

DATED this day of ____, 20___

Witness	(Signature of Warrantholder)

Print full name

Print full address

Instructions:

1.

The registered holder may exercise its right to receive Common Shares by completing this form and surrendering this form and the Warrant Certificate representing the Warrants being exercised to the Corporation at its head office at 161, Avenue Principale, Rouyn-Noranda, Québec, J9X 4P6. Certificates for Common Shares will be delivered or mailed within three days after the exercise of the Warrants. The rights of the registered holder hereof cease if the Warrants are not exercised prior to 5:00 p.m. (Montreal time) on the Expiry Date.

2.

If the Exercise Form indicates that Common Shares are to be issued to a person or persons other than the registered holder of the Certificate, the signature of such holder of the Exercise Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.

3.

If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.